                                                                     Exhibit 4.4

                                                               EXECUTION VERSION

================================================================================

                        SOLARFUN POWER HOLDINGS CO., LTD.

                                    AS ISSUER

                              THE BANK OF NEW YORK

                                   AS TRUSTEE

                                       AND

                               AS CONVERSION AGENT

                                       AND

                            AS PRINCIPAL PAYING AGENT

                                    INDENTURE

                          DATED AS OF JANUARY 29, 2008

                     3.5% CONVERTIBLE SENIOR NOTES DUE 2018

================================================================================

                        SOLARFUN POWER HOLDINGS CO., LTD.
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                     INDENTURE, DATED AS OF JANUARY 29, 2008

TRUST INDENTURE ACT SECTION   INDENTURE SECTION
---------------------------   -----------------
Section 310(a)(1)             8.09
(a)(2)                        8.09
(a)(3)                        Not Applicable
(a)(4)                        Not Applicable
(a)(5)                        8.09
(b)                           8.08; 8.10; 8.11
(c)                           Not Applicable
Section 311(a)                8.13
(b)                           8.13
Section 312(a)                6.01; 6.02(a)
(b)                           6.02(b)
(c)                           6.02(c)
Section 313(a)                6.03(a)
(b)                           6.03(a)
(c)                           6.03(a)
(d)                           6.03(b)
Section 314(a)                6.04
(b)                           Not Applicable
(c)(1)                        17.06
(c)(2)                        17.06
(c)(3)                        Not Applicable
(d)                           Not Applicable
(e)                           17.06
Section 315(a)                8.01
(b)                           7.08
(c)                           8.01
(d)                           8.01
(e)                           7.09
Section 316(a)                9.01
(a)(1)(A)                     9.01; 7.01
(a)(1)(B)                     7.07
(a)(2)                        Not Applicable
(b)                           7.04
(c)                           9.01
Section 317(a)(1)             7.02; 7.03; 7.05
(a)(2)                        7.02
(b)                           8.05; 13.01
Section 318(a)                1.02
(c)                           1.02

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions...............................................      2
SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.........     13

                                    ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

SECTION 2.01.  Designation and Amount....................................     14
SECTION 2.02.  Form of Notes.............................................     14
SECTION 2.03.  Legends...................................................     15
SECTION 2.04.  Date and Denomination of Notes............................     19
SECTION 2.05.  Execution, Authentication and Delivery of Notes...........     20
SECTION 2.06.  Exchange and Registration of Transfer of Notes; Transfer
                  Generally; Depositary..................................     20
SECTION 2.07.  Special Transfer Provisions...............................     24
SECTION 2.08.  Mutilated, Destroyed, Lost or Stolen Notes................     25
SECTION 2.09.  Temporary Notes...........................................     26
SECTION 2.10.  Cancellation of Notes Paid, Etc...........................     27
SECTION 2.11.  CUSIP Numbers.............................................     27
SECTION 2.12.  Additional Notes; Repurchases.............................     27

                                    ARTICLE 3
                                   REDEMPTION

SECTION 3.01.  Right to Redeem; Notice to Trustee........................     28
SECTION 3.02.  Selection of Notes to Be Redeemed.........................     28
SECTION 3.03.  Notice of Redemption......................................     29
SECTION 3.04.  Effect of Notice of Redemption............................     30
SECTION 3.05.  Deposit of Redemption Price...............................     30
SECTION 3.06.  Notes Redeemed in Part....................................     30

                                    ARTICLE 4
                             [INTENTIONALLY OMITTED]

                                    ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 5.01.  Payment of Principal, Premium and Interest................     31
SECTION 5.02.  Additional Interest.......................................     33

SECTION 5.03.  Maintenance of Office or Agency...........................     33
SECTION 5.04.  Appointments to Fill Vacancies in Trustee's Office........     34
SECTION 5.05.  Provisions as to Paying Agent.............................     34
SECTION 5.06.  Existence.................................................     35
SECTION 5.07.  Payment of Additional Amounts.............................     35
SECTION 5.08.  Stay, Extension and Usury Laws............................     38
SECTION 5.09.  Compliance Certificate; Statements as to Defaults.........     38
SECTION 5.10.  Further Instruments and Acts..............................     38

                                    ARTICLE 6
         LISTS OF NOTEHOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 6.01.  Lists of Noteholders......................................     38
SECTION 6.02.  Preservation and Disclosure of Lists......................     39
SECTION 6.03.  Reports by Trustee........................................     39
SECTION 6.04.  Reports by Company........................................     40

                                    ARTICLE 7
                              DEFAULTS AND REMEDIES

SECTION 7.01.  Events of Default.........................................     40
SECTION 7.02.  Payments of Notes on Default; Suit Therefor...............     43
SECTION 7.03.  Application of Monies Collected by Trustee................     45
SECTION 7.04.  Proceedings by Noteholders................................     45
SECTION 7.05.  Proceedings by Trustee....................................     46
SECTION 7.06.  Remedies Cumulative and Continuing........................     47
SECTION 7.07.  Direction of Proceedings and Waiver of Defaults by
                  Majority of Noteholders................................     47
SECTION 7.08.  Notice of Defaults........................................     48
SECTION 7.09.  Undertaking to Pay Costs..................................     48

                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

SECTION 8.01.  Duties and Responsibilities of Trustee....................     48
SECTION 8.02.  Reliance on Documents, Opinions, Etc......................     51
SECTION 8.03.  No Responsibility for Recitals, Etc.......................     53
SECTION 8.04.  Trustee, Paying Agents, Conversion Agents or Registrar May
                  Own Notes..............................................     53
SECTION 8.05.  Monies to Be Held in Trust................................     53
SECTION 8.06.  Compensation and Indemnification of Trustee...............     53
SECTION 8.07.  Officers' Certificate as Evidence.........................     55
SECTION 8.08.  Conflicting Interests of Trustee..........................     55
SECTION 8.09.  Eligibility of Trustee....................................     55
SECTION 8.10.  Resignation or Removal of Trustee.........................     56
SECTION 8.11.  Acceptance by Successor Trustee...........................     57

SECTION 8.12.  Succession by Merger, Etc.................................     58
SECTION 8.13.  Limitation on Rights of Trustee as Creditor...............     58
SECTION 8.14.  Trustee's Application for Instructions from the Company...     58

                                    ARTICLE 9
                           CONCERNING THE NOTEHOLDERS

SECTION 9.01.  Action by Noteholders.....................................     59
SECTION 9.02.  Proof of Execution by Noteholders.........................     59
SECTION 9.03.  Who Are Deemed Absolute Owners............................     59
SECTION 9.04.  Company-Owned Notes Disregarded...........................     60
SECTION 9.05.  Revocation of Consents; Future Holders Bound..............     61

                                   ARTICLE 10
                              NOTEHOLDERS' MEETINGS

SECTION 10.01. Purpose of Meetings.......................................     61
SECTION 10.02. Call of Meetings by Trustee...............................     61
SECTION 10.03. Call of Meetings by Company or Noteholders................     62
SECTION 10.04. Qualifications for Voting.................................     62
SECTION 10.05. Regulations...............................................     62
SECTION 10.06. Voting....................................................     63
SECTION 10.07. No Delay of Rights by Meeting.............................     63

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

SECTION 11.01. Supplemental Indentures without Consent of Noteholders....     64
SECTION 11.02. Supplemental Indentures with Consent of Noteholders.......     65
SECTION 11.03. Effect of Supplemental Indentures.........................     66
SECTION 11.04. Notation on Notes.........................................     67
SECTION 11.05. Evidence of Compliance of Supplemental Indenture to Be
                  Furnished to Trustee...................................     67

                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 12.01. Company May Consolidate, Etc. on Certain Terms............     67
SECTION 12.02. Successor Corporation to e Substituted....................     68
SECTION 12.03. Officer's Certificate and Opinion of Counsel to Be Given
                  Trustee................................................     69

                                   ARTICLE 13
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 13.01. Discharge of Indenture....................................     69
SECTION 13.02. Deposited Monies to Be Held in Trust by Trustee...........     70

SECTION 13.03. Paying Agent to Repay Monies Held.........................     70
SECTION 13.04. Return of Unclaimed Monies................................     70
SECTION 13.05. Reinstatement.............................................     70

                                   ARTICLE 14
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 14.01. Indenture and Notes Solely Corporate Obligations..........     71

                                   ARTICLE 15
                               CONVERSION OF NOTES

SECTION 15.01. Conversion Privilege......................................     71
SECTION 15.02. Conversion Procedure......................................     73
SECTION 15.03. [Intentionally Omitted]...................................     77
SECTION 15.04. Adjustment of Conversion Rate.............................     77
SECTION 15.05. Ordinary Shares to Be Fully Paid..........................     88
SECTION 15.06. Conversion into ADSs......................................     88
SECTION 15.07. Effect of Reclassification, Consolidation, Merger or
                  Sale...................................................     89
SECTION 15.08. Certain Covenants.........................................     90
SECTION 15.09. Responsibility of Trustee.................................     91
SECTION 15.10. Notice to Holders Prior to Certain Actions................     91
SECTION 15.11. Ordinary Share Rights Plans...............................     92

                                   ARTICLE 16
                     PURCHASE OF NOTES AT OPTION OF HOLDERS

SECTION 16.01. Purchase of Notes at Option of the Holder on Specified
                  Dates..................................................     93
SECTION 16.02. Purchase at Option of Holders Upon a Fundamental Change...     98

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

SECTION 17.01. Provisions Binding on Company's Successors................    102
SECTION 17.02. Official Acts by Successor Corporation....................    102
SECTION 17.03. Addresses for Notices, Etc................................    103
SECTION 17.04. Governing Law.............................................    103
SECTION 17.05. Submission to Jurisdiction; Waiver of Immunity............    104
SECTION 17.06. Evidence of Compliance with Conditions Precedent;
                  Certificates and Opinions of Counsel to Trustee........    105
SECTION 17.07. Legal Holidays............................................    105
SECTION 17.08. No Security Interest Created..............................    106
SECTION 17.09. Benefits of Indenture.....................................    106
SECTION 17.10. Table of Contents, Headings, Etc..........................    106

SECTION 17.11. Authenticating Agent......................................    106
SECTION 17.12. Currency Indemnity........................................    107
SECTION 17.13. Execution in Counterparts.................................    108
SECTION 17.14. Qualification of Indenture................................    108
SECTION 17.15. Calculations..............................................    108

     INDENTURE dated as of January 29, 2008 between Solarfun Power Holdings Co., Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (hereinafter sometimes called the "COMPANY", as more fully set forth in Section 1.01), The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes called the "TRUSTEE", as more fully set forth in Section 1.01) and as principal paying agent (hereinafter sometimes called the "PRINCIPAL PAYING AGENT" as more fully set forth in Section 1.01).

                                   WITNESSETH:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 3.5% Convertible Senior Notes due 2018 (hereinafter sometimes called the "NOTES"), initially in an aggregate principal amount not to exceed US$150,000,000 (or US$172,500,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement), and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of the Fundamental Change Purchase Notice, a form of the Put Right Purchase Notice, a form of Conversion Notice and certificate of transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Principal Paying Agent and the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.01. Definitions.

     (a) The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

     "ADDITIONAL ADSS" shall have the meaning specified in Section 15.01(b).

     "ADDITIONAL AMOUNTS" shall have the meaning specified in Section 5.07.

     "ADDITIONAL INTEREST" means all amounts, if any, payable pursuant to
Section 2(f) of the Registration Rights Agreement.

     "ADJUSTMENT DETERMINATION DATE" shall have the meaning specified in Section 15.04(l).

     "ADJUSTMENT EVENT" shall have the meaning specified in Section 15.04(l).

     "ADR" means an American Depositary Receipt, evidencing one or more ADSs, issued pursuant to the Deposit Agreement.

     "ADS" means an American Depositary Share, issued pursuant to the Deposit Agreement, currently representing five Ordinary Shares of the Company and deposited with the ADS Custodian.

     "ADS CUSTODIAN" means The Bank of New York, with respect to the ADSs issued pursuant to the Deposit Agreement, or any successor entity thereto.

     "ADS DEPOSITARY" means The Bank of New York, as depositary for the ADSs.

     "ADS PRICE" means the price paid in the Make-whole Change of Control per Ordinary Share, translated, if necessary, into U.S. Dollars at the exchange rate in effect on such date and multiplied by the number of Ordinary Shares represented by each ADS then applicable in connection with a Make-Whole Change in Control pursuant to which Additional ADSs shall be added to the Conversion Rate as set forth in Section 15.01(b) hereof, which shall be equal to (i) if holders of Ordinary Shares receive only cash in such Make-Whole Change in Control, the cash amount paid per Ordinary Share, converted into U.S. Dollars at the exchange rate in effect on the effective date of the Make-Whole Change in Control and multiplied by the number of Ordinary Shares represented by each ADS then applicable and (ii) in all other cases, the average of the Last Reported Sale Prices of the ADSs over the five consecutive Trading Day period ending on the Trading Day preceding the Effective Date of the Make-Whole Change in Control.

     "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "CONTROL," when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "AGENT MEMBER" means a member of, or a participant in, the Depositary.

     "BENEFICIAL OWNER" and "BENEFICIAL OWNERSHIP" means as determined in accordance with Rule 13d-3 and 13d-5 under the Exchange Act.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

     "CAPITAL STOCK" means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

     "CHANGE IN CONTROL" means either of the following events: (a) any person or group, other than the Company, its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, files a Schedule 13D or Schedule TO (or any successor schedule, form or report) pursuant to the Exchange Act disclosing that such person or group has become the beneficial owner of the Company's Capital Stock with a majority of the total voting power of all of outstanding Capital Stock that is entitled to vote generally in the election of the Board of Directors (the "VOTING SECURITIES"), unless such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or (b) the Company consolidates with or merges with or into another person (other than one of its Subsidiaries), or sells, conveys, transfers or leases all or substantially all of its properties and assets to any person (other than one of its Subsidiaries), or any person (other than one of its Subsidiaries) consolidates with or merges with or into the Company, and the Company's outstanding Voting Securities are reclassified into, converted for or converted into the right to receive any property or security; provided that none of these circumstances will be a Change in Control if persons that beneficially own the Voting Securities immediately prior to the transaction own, directly or indirectly, a majority of the Voting Securities of the surviving or transferee person immediately after the transaction in substantially the same proportion as their ownership of the Voting Securities immediately prior to the transaction. Notwithstanding the foregoing, it will not constitute a Change in Control if at least 90% of the consideration for the Ordinary Shares (excluding cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights and cash payment of the required cash payment, if any) in the transaction or transactions constituting the Change in Control consists of securities traded on a United States national securities exchange or quoted on the NASDAQ Global Market, or which will be so traded or quoted when issued or exchanged in connection with the Change in Control, and as a result of such transaction or transactions the Notes become convertible solely into such securities. For purposes of this definition, (1) the terms "person" and "group" have the meanings given by Sections 13(d) and 14(d) of the Exchange Act or any successor provisions, (2) the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision and (c) the term "beneficial owner" shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions, except that a person will be deemed to have beneficial ownership of all shares of Capital Stock that person has the right to acquire irrespective of whether that right is exercisable immediately or only after the passage of time.

     "CLOSE OF BUSINESS" means 5:00 p.m. (New York City time).

     "CODE" means the U.S. Internal Revenue Code of 1983, as amended.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMPANY" means Solarfun Power Holdings Co., Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, and subject to the provisions of Article 12, shall include its successors and assigns.

     "COMPANY ORDER" means a written order signed in the name of the Company, signed by any two Officers.

     "COMPANY PUT RIGHT NOTICE" shall have the meaning specified in Section 16.01(b).

     "COMPANY PUT RIGHT NOTICE DATE" shall have the meaning specified in Section 16.01(b).

     "CONVERSION AGENT" shall have the meaning specified in Section 5.03.

     "CONVERSION DATE" shall have the meaning specified in Section 15.02(c).

     "CONVERSION NOTICE" shall have the meaning specified in Section 15.02(c).

     "CONVERSION OBLIGATION" shall have the meaning specified in Section
15.01(a).

     "CONVERSION PRICE" means as of any date US$1,000 divided by the Conversion Rate as of such date.

     "CONVERSION RATE" shall have the meaning specified in Section 15.01(a).

     "CORPORATE TRUST OFFICE" or other similar term means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 21st Floor West, New York, NY 10286, United States of America.

     "CUSTODIAN" means The Bank of New York, as custodian for The Depository Trust Company, with respect to the Notes in global form, or any successor entity thereto.

     "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

     "DEFAULTED INTEREST" shall have the meaning specified in Section 5.01.

     "DEPOSIT AGREEMENT" means the deposit agreement dated December 19, 2006, among the Company, the ADS Depositary, and the owners and beneficial owners from time to time of the ADRs issued thereunder or, if amended or supplemented as provided therein, as so amended or supplemented.

     "DEPOSITARY" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in Section 2.06(e) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

     "DISTRIBUTED PROPERTY" shall have the meaning specified in Section
15.04(c).

     "DTC" means The Depository Trust Company and its successors.

     "EFFECTIVE DATE" shall have the meaning specified in Section 15.01(b).

     "EVENT OF DEFAULT" means, with respect to the Notes, any event specified in
Section 7.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

     "EX-DIVIDEND DATE" means, with respect to any issuance or distribution on the Ordinary Shares or any other equity security, the first date on which the Ordinary Shares or such other equity security trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "FUNDAMENTAL CHANGE" shall be deemed to have occurred upon a Change in Control or a Termination of Trading.

     "FUNDAMENTAL CHANGE COMPANY NOTICE" shall have the meaning specified in
Section 16.02(b).

     "FUNDAMENTAL CHANGE EXPIRATION TIME" shall have the meaning specified in
Section 16.02(b).

     "FUNDAMENTAL CHANGE PURCHASE DATE" shall have the meaning specified in
Section 16.02(a).

     "FUNDAMENTAL CHANGE PURCHASE NOTICE" shall have the meaning specified in
Section 16.02(a)(i).

     "FUNDAMENTAL CHANGE PURCHASE PRICE" shall have the meaning specified in
Section 16.02(a).

     "GLOBAL NOTE" shall have the meaning specified in Section 2.06(b).

     "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     "INITIAL PURCHASERS" means Morgan Stanley & Co. Incorporated, Jefferies & Company, Inc and PiperJaffray & Co.

     "INTEREST" on a Note means the interest on such Note (including any Additional Amounts payable by the Company in respect of such interest).

     "INTEREST PAYMENT DATE" means January 15 and July 15 of each year, beginning on July 15, 2008.

     "LAST REPORTED SALE PRICE" means, with respect to the ADSs or any other securities for which a Last Reported Sale Price must be determined, on any date, the closing sale price per ADS or unit of such other securities (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported on the NASDAQ Global Market or other principal U.S. securities exchange on which the ADSs or such other securities are traded. If the ADSs or such other securities are not listed for trading on a United States national or regional securities exchange and not reported by the NASDAQ Global Market on the relevant date, the Last Reported Sale Price of the ADSs or such other securities shall be the last quoted bid price per ADS or such other securities are in the over-the-counter market on the relevant date, as reported by the National Quotation Bureau or similar organization. If the ADSs or such other securities are not quoted, the Last Reported Sale Price of the ADSs or such other securities shall be the average of the mid-point of the last bid and asked prices for the ADSs or such other securities on the relevant date from each of at least three U.S. nationally recognized independent investment banking firms selected from time to time by the Board of Directors for that purpose. The Last Reported Sale Price shall be determined without reference to extended or after hours trading.

     "MAKE-WHOLE CHANGE IN CONTROL" means either of (a) any person or group, other than the Company, its Subsidiaries or any employee benefit plan of Company or its Subsidiaries, files a Schedule 13D or Schedule TO (or any successor schedule, form or report) pursuant to the Exchange Act disclosing that such person or group has become the beneficial owner of the Company's Capital Stock with a majority of the total voting power of all of the Company's outstanding Voting Securities, unless such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act or (b) the Company consolidates with or merges with or into another person (other than one of its Subsidiaries), or sells, conveys, transfers or leases all or substantially all of its properties and assets to any person (other than one of its Subsidiaries), or any person (other than one of its Subsidiaries) consolidates with or merges with or into the Company, and the Company's outstanding Voting Securities are reclassified into, converted for or converted into the right to receive any property or security. Notwithstanding the foregoing, it will not constitute a Make-Whole Change in Control if at least 90% of the consideration for the Company's Ordinary Shares (excluding cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights and cash payment of the required cash payment, if any) in the transaction or transactions constituting the Make-Whole Change in Control consists of securities traded or quoted on a United States national securities exchange, or which will be so traded when issued or exchanged in connection with the Make-Whole Change in Control, and as a result of such transaction or transactions the Notes become convertible solely into such securities. For purposes of this definition, (1) the terms "person" and "group" have the meanings given by Sections 13(d) and 14(d) of the Exchange Act or any successor provisions, (2) the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision and (c) the term "beneficial owner" shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions, except that a person will be deemed to have beneficial ownership of all shares of Capital Stock that person has the right to acquire irrespective of whether that right is exercisable immediately or only after the passage of time.

     "MARKET DISRUPTION EVENT" means the occurrence or existence for more than a one-half hour period in the aggregate on any Trading Day for the ADSs of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the ADSs or in any options, contracts or future contracts relating solely to the ADSs, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

     "MATURITY DATE" means January 15, 2018.

     "MERGER EVENT" shall have the meaning specified in Section 15.07.

     "NOTE" or "NOTES" means any note or notes, as the case may be, authenticated and delivered under this Indenture.

     "NOTEHOLDER" or "HOLDER," as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), means any person in whose name at the time a particular Note is registered on the Note register.

     "NOTE REGISTER" shall have the meaning specified in Section 2.06(a).

     "NOTE REGISTRAR" shall have the meaning specified in Section 2.06(a).

     "OFFICER" means the president or chief executive officer, any vice president, the chief financial officer of the Company, or any other Person duly appointed by the shareholders of the Company, or the Board of Directors to perform corporate duties.

     "OFFICERS' CERTIFICATE," when used with respect to the Company, means a certificate signed by any two Officers of the Company and delivered to the Trustee.

     "OFFERING MEMORANDUM" means the offering memorandum dated January 23, 2008 relating to the offering by the Company of the Notes.

     "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section.

     "ORDINARY SHARES" means ordinary shares of the Company, par value US$0.0001 per share, at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "OUTSTANDING," when used with reference to Notes, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

     (i) Notes theretofore cancelled by the Trustee or accepted by the Trustee for cancellation;

     (ii) Notes, or portions thereof, for the payment or repurchase of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

     (iii) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section
2.08 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course; and

     (iv) Notes converted pursuant to Article 15.

     "PAYING AGENT" shall have the meaning specified in Section 5.03.

     "PERSON" means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     "PRC" means the People's Republic of China.

     "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

     "PRINCIPAL PAYING AGENT" means The Bank of New York, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party or such other paying agent as the Company shall appoint.

     "PROCESS AGENT" shall have the meaning assigned to it in Section 17.05.

     "PURCHASE AGREEMENT" means that certain Purchase Agreement, dated January 23, 2008, between the Company and the Initial Purchasers.

     "PUT RIGHT PURCHASE DATE" shall have the meaning assigned to it in Section 16.01(a).

     "PUT RIGHT PURCHASE NOTICE" shall have the meaning assigned to it in
Section 16.01(a)(i).

     "PUT RIGHT PURCHASE PRICE" shall have the meaning assigned to it in Section 16.01(a).

     "QIB" means any "qualified institutional buyer" (as such term is defined in Rule 144A).

     "RECORD DATE," with respect to any Interest Payment Date, shall have the meaning specified in Section 5.01.

     "REDEMPTION DATE" means the date fixed by the Company for the redemption of all or any portion of the Notes in accordance with the provision of Article 3.

     "REDEMPTION PRICE" shall have the meaning specified in Section 3.01.

     "REFERENCE PROPERTY" shall have the meaning specified in Section 15.07(b).

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof among the Company and the Initial Purchasers.

     "RELEVANT TAXING JURISDICTION" has the meaning specified in Section 5.07.

     "RESPONSIBLE OFFICER," when used with respect to the Trustee, shall mean an officer of the Trustee in the Corporate Trust Office, having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "RESTRICTED SECURITIES" shall have the meaning specified in Section 2.03.

     "RESTRICTED SECURITIES LEGEND" shall have the meaning specified in Section 2.03.

     "RULE 144" means Rule 144 under the Securities Act.

     "RULE 144A" means Rule 144A under the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "SPIN-OFF" shall have the meaning specified in Section 15.04(c).

     "SHARE ISSUANCE AND REPURCHASE AGREEMENT" means that certain Share Issuance and Repurchase Agreement dated January 23, 2008 between the Company and Morgan Stanley & Co. International plc.

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company (or any successor) which, at the time of determination, either (a) had assets which, as of the date of the Company's (or such successor's) most recent quarterly consolidated balance sheet, constituted at least 10% of the Company's (or such successor's) total assets on a consolidated basis as of such date or (b) had revenues for the 12-month period ending on the date of the Company's (or such successor's) most recent quarterly consolidated statement of income which constituted at least 10% of the Company's (or such successor's) total revenues on a consolidated basis for such period; provided that Jiangsu Yangguang Solar Technology Co. Ltd. and any of its successors shall at all times be significant subsidiaries.

     "SUBSIDIARY" of the Company means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and one or more Subsidiaries of the Company or by one or more Subsidiaries of the Company or (ii) any other person (other than a corporation) in which the Company, one or more Subsidiaries of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination thereof, has greater than a 50% ownership interest.

     "SUCCESSOR COMPANY" shall have the meaning specified in Section 12.01(a).

     "TERMINATION OF TRADING" shall be deemed to have occurred if the ADSs, or other securities into which the Notes are then convertible, are not listed for trading on a U.S. national securities exchange nor approved for trading on the NASDAQ Global Market, except as a result of a merger involving us or a tender offer or exchange offer for the Ordinary Shares, ADSs or others securities into which the Notes are then convertible.

     "TRADING DAY" means a day during which (a) trading in the ADSs generally occurs, (b) there is no Market Disruption Event and (c) a Last Reported Sale Price for the ADSs (other than a Last Reported Sale Price referred to in the third sentence of such definition) is available for such day; provided that if the

ADSs are not admitted for trading or quotation on or by any exchange, bureau or other organization referred to in the definition of Last Reported Sale Price (excluding the third sentence of that definition), Trading Day shall mean any Business Day.

     "TRIGGER EVENT" shall have the meaning specified in Section 15.04(c).

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

     "TRUSTEE" means The Bank of New York, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     "U.S. DOLLARS" and "US$" each mean the currency of the United States of America.

     "VALUATION PERIOD" shall have the meaning specified in Section 15.04(c).

     "VOTING SECURITIES" shall have the meaning specified in the definition of "Change in Control" in this Section 1.01.

     SECTION 1.02. Incorporation by Reference of Trust Indenture Act.

     This Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms have the following meanings:

     "INDENTURE SECURITIES" means the Notes.

     "INDENTURE SECURITY HOLDER" means a holder.

     "INDENTURE TO BE QUALIFIED" means this Indenture.

     "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

     "OBLIGOR" on the indenture securities means the Company and any other obligor on the indenture securities.

     All other terms in this Indenture that are defined by the Trust Indenture Act, defined by it by reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by the Trust Indenture Act, such required provision shall control.

                                   ARTICLE 2
        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

     SECTION 2.01. Designation and Amount. The Notes shall be designated as the "3.5% Convertible Senior Notes due 2018." The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to US$150,000,000 (or US$172,500,000 if the Initial Purchasers exercise their option to purchase additional Notes in full as set forth in the Purchase Agreement), subject to Section 2.12 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 2.06, Section 2.08, Section 3.06, Section 11.04,
Section 15.02, Section 16.01 and Section 16.02 hereof.

     SECTION 2.02. Form of Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, with such applicable legends as are provided for in Section 2.03(a).

     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

     The Notes shall be issued initially in the form of one or more permanent Global Notes with the applicable legends as provided in Section 2.03. Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect purchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this Indenture. Payment of principal and accrued and unpaid interest on the Global Note shall be made to the holder of such Note on the date of payment, unless a record date or other means of determining holders eligible to receive payment is provided for herein.

     The terms and provisions contained in the forms of Note attached as Exhibit A hereto are incorporated herein and shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     SECTION 2.03. Legends. Each Note issued hereunder and each ADS representing Ordinary Shares issued upon conversion of such Note (collectively, the "RESTRICTED SECURITIES") shall, upon issuance, bear the legend set forth in
Section 2.03(a) or 2.03(b), as applicable (each a "RESTRICTED SECURITIES LEGEND"), and such legend shall not be removed except as provided in Section 2.03(c). Each such Restricted Security that bears or is required to bear the applicable Restricted Securities Legend shall be subject to the restrictions on transfer set forth in this Section 2.03 (including the Restricted Securities Legend set forth below), and the holder of each such Restricted Security, by such holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

     As used in Section 2.03, the term "TRANSFER" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

     (a) Restricted Securities Legend for the Notes. Except as provided in
Section 2.03(c), any certificate evidencing such Note (and all Notes issued in exchange therefor or substitution thereof) shall bear a Restricted Securities Legend in substantially the following form:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

     (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

     (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY:

               (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

               (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

               (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

               (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR

               (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) or
     (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED

     TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE ARE SUBJECT TO THE DEPOSIT AGREEMENT (AS SUPPLEMENTED) DATED DECEMBER 19, 2006 BETWEEN THE COMPANY AND THE BANK OF NEW YORK, AS DEPOSITARY. IN CERTAIN CIRCUMSTANCES, THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE WILL BE ISSUED AND DELIVERED IN THE FORM OF RESTRICTED AMERICAN DEPOSITARY SHARES AND WILL BE SUBJECT TO TRANSFER RESTRICTIONS AS AGREED TO BETWEEN THE DEPOSITARY AND THE COMPANY.

     IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE NOTES, THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE OR THE ORDINARY SHARES REPRESENTED BY THE AMERICAN DEPOSITARY SHARES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

     (b) Restricted Securities Legend for the ADSs Issued Upon Conversion of the Notes. Each ADS representing Ordinary Shares issued upon conversion of Notes bearing a Restricted Securities Legend will, subject to the availability of a Registration Statement (as defined in the Registration Rights Agreement) and registration thereunder as set forth in the Registration Rights Agreement, bear the following legend:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER;
     (B) UNDER A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS

     GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR (D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (c) Removal of the Restricted Securities Legends. The Restricted Securities Legend may be removed from any Note or any ADS representing Ordinary Shares issued upon conversion of any Note if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Note or ADS issued upon conversion of Notes, as the case may be, will not violate the registration requirements of the Securities Act or the qualification requirements under any state securities laws. Upon provision of such satisfactory evidence, at the written direction of the Company, (x) in the case of a Note, the Trustee shall authenticate and deliver in exchange for such Note another Note or Notes having an equal aggregate principal amount that does not bear such legend or (y) in the case of an ADS representing Ordinary Shares, the ADS Depositary shall authenticate and deliver in exchange for ADS or ADSs bearing such legend, one or more new ADSs that do not bear such legend. If the Restricted Securities Legend has been removed from a Note or ADS representing Ordinary Shares issued upon conversion of any Note as provided above, no other
Note issued in exchange for all or any part of such Note, or no other ADS issued in exchange for such ADS, shall bear such legend, unless the Company has reasonable cause to believe that such other Note is a "restricted security" (or such ADSs are "restricted securities") within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

     Any Note (or Note issued in exchange or substitution therefor) as to which the conditions for removal of the Restricted Securities Legend set forth in
Section 2.03(a) as set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of Section 2.06(a), be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 2.03(a).

     Any ADS representing Ordinary Shares issued upon conversion of any Note as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.03(b) have been satisfied may, upon surrender of the ADS for exchange in accordance with the procedures of the ADS Depositary, be exchanged for a new ADS, which shall not bear the Restricted Securities Legend.

     (d) Global Note Legend. Each Global Note shall also bear the following legend (the "GLOBAL NOTE LEGEND") on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS OF THE NOTE ATTACHED HERETO.

     (e) Legend for Definitive Notes. Definitive Notes, in addition to the legend set forth in Section 2.03(a), will also bear a legend substantially in the following form:

     THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD NO NOTES.

     SECTION 2.04. Date and Denomination of Notes. The Notes shall be issuable initially in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto, as applicable.

     SECTION 2.05. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of (a) its Chief Executive Officer together with any of its executive officers; or (b) any two of its executive officers.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder, provided that the Trustee shall have the right to decline to authenticate and deliver any such Notes that the Trustee in good faith determines that such authentication or delivery may not lawfully be taken.

     Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 2.06. Exchange and Registration of Transfer of Notes; Transfer Generally; Depositary.

     (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.03 being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with
Section 5.03.

     Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.06, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of such Notes to be exchanged at any such office or agency maintained by the Company pursuant to
Section 5.03. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

     All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Noteholder thereof or his attorney-in-fact duly authorized in writing.

     No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

     None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (b) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) except in accordance with Article 15 for conversion and Article 16 for repurchase hereof, respectively.

     All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

     (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes shall be represented by one or more Notes in global form (each, a "GLOBAL NOTE") registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in a Global Note, which does not involve the issuance of a Definitive Note, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

     (c) Any Global Note shall initially bear (i) the Restricted Securities Legend set forth in Section 2.03(a) and (ii) the Global Note Legend set forth in
Section 2.03(d), and may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

     (d) Notwithstanding any other provisions of this Indenture, a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and except (1) as set forth in the second paragraph of this Section 2.06(e) and (2) transfers of portions thereof in definitive form may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section.

     Agent Members will have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent

Member) to take any action which a Holder is entitled to take under this Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

     (e) The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

     If at any time the Depositary for a Global Note (i) notifies the Company that it is unwilling or unable to continue as Depositary for such Note or (ii) ceases to be registered as a clearing agency under the Exchange Act, the Company may appoint a successor Depositary with respect to such Note. If (1) a successor Depositary for such Global Note is not appointed by the Company within ninety
(90) days after the Company receives such notice or the Depositary ceasing to be a registered clearing agency; (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in definitive ("Definitive Notes") form in exchange for all or any part of the Notes represented by a Global Note, subject to the procedures of the Depositary; or
(3) an Event of Default has occurred and is continuing and the Trustee has received a written request from the Depositary for the issuance of Definitive Notes in exchange for a Global Note, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, will authenticate and deliver Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, and upon delivery of the Global Note to the Trustee such Global Note shall be canceled.

     Definitive Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.06 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Definitive Notes to the persons in whose names such Definitive Notes are so registered.

     At such time as all interests in a Global Note have been converted, canceled, repurchased or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Definitive Notes, converted, canceled, repurchased or transferred to a transferee who receives Definitive Notes therefor or any Definitive Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

     SECTION 2.07. Special Transfer Provisions. Unless a Note is no longer a Restricted Security, the following provisions shall apply to any sale, pledge or other transfer of such Notes:

     (a) Transfer of Notes to a QIB. The following provisions shall apply with respect to the registration of any proposed transfer of Notes to a QIB:

          (i) If the Notes to be transferred consist of a beneficial interest in the Global Notes, the transfer of such interest may be effected only through the book-entry systems maintained by DTC.

          (ii) If the Notes to be transferred consist of Definitive Notes, the Note Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating (or has otherwise advised the Company and the Registrar in writing) that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed a certification stating or has otherwise advised the Company and the Note Registrar in writing that:

               (A) it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion;

               (B) it and any such account is a QIB within the meaning of Rule 144A;

               (C) it is aware that the sale to it is being made in reliance on Rule 144A;

               (D) it acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

               (E) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

     (b) General. By its acceptance of any Note bearing the Restricted Securities Legend, each holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and agrees that it will transfer such Note only as provided in this Indenture. The Note Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. The Note Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Notes, each holder agrees by its acceptance of the Notes to furnish the Note Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Note Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Note Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 5.01 hereof or this Section 2.07. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Note Registrar.

     SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Note which has matured or is about to mature or has been tendered for purchase upon a Fundamental Change or is about to be converted into ADSs shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     Every substitute Note issued pursuant to the provisions of this Section
2.08 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, conversion, redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, conversion, redemption or repurchase of negotiable instruments or other securities without their surrender.

     SECTION 2.09. Temporary Notes. Pending the preparation of Notes in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section

5.03 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

     SECTION 2.10. Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent or any Note Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Notes in accordance with its customary procedures and, after such destruction, shall deliver a certificate of such destruction to the Company, at the Company's written request. If the Company shall acquire any of the Notes, such acquisition shall not operate as satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

     SECTION 2.11. CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in Company Notices as a convenience to holders of the Notes; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or Company Notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee or Paying Agent in writing of any change in the "CUSIP" numbers.

     SECTION 2.12. Additional Notes; Repurchases. The Company may, without the consent of the Noteholders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms and with the same CUSIP number as the Notes initially issued hereunder in an unlimited aggregate principal amount, which will form the same series with the Notes initially issued hereunder, provided that no such additional Notes may be issued unless fungible with the Notes initially issued hereunder for U.S. federal income tax purposes. The Company may also from time to time repurchase the Notes in open market purchases or negotiated transactions without prior notice to Noteholders.

                                    ARTICLE 3
                                   REDEMPTION

     SECTION 3.01. Right to Redeem; Notice to Trustee.

     (a) At any time on or after January 20, 2015, the Company shall have the right to redeem the Notes, in whole or from time to time in part in integral multiples of US$1,000, at a price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date, if the Last Reported Sale Price of the ADSs for at least 20 Trading Days in a period of 30 consecutive Trading Days, the last of which occurs no more than five Trading Days prior to the date upon which notice of such redemption is published, is at least 130% of the applicable Conversion Price per ADS in effect on such Trading Day. However, if the Redemption Date occurs after a record date and on or prior to the corresponding Interest Payment Date, the Company will pay the full amount of accrued and unpaid interest due on such Interest Payment Date to the Noteholder on the record date corresponding to such Interest Payment Date, and the Redemption Price payable to the Noteholder who presents the Note for redemption will be 100% of the principal amount of such note and will not include any accrued and unpaid interest. The price at which the Notes shall be redeemable on any Redemption Date pursuant to this
Section 3.01(a) is hereinafter referred to as a "REDEMPTION PRICE."

     (b) If the Company elects to redeem the Notes, it shall notify the Trustee in writing at least 30 days and no more than 60 days prior to the Redemption Date of the Redemption Date and of the principal amount of Notes to be redeemed (unless a shorter notice period shall be satisfactory to the Trustee). If fewer than all of the Notes are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

     SECTION 3.02. Selection of Notes to Be Redeemed.

     (a) If less than all of the Notes are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall, at least 15 days but not more than 60 days prior to the Redemption Date, select the Notes to be redeemed. The Trustee shall make the selection from the Notes of that series outstanding and not previously called for redemption, by lot, or in its discretion, on a pro rata basis. Notes in denominations of US$1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to US$1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than US$1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

     (b) If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed to be part of the portion selected for redemption. Notes which have been converted subsequent to the Trustee commencing selection of Notes to be redeemed but prior to redemption of such Notes shall be treated by the Trustee as outstanding for the purpose of such selection.

     SECTION 3.03. Notice of Redemption.

     At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption to each holder of Notes to be redeemed at such holder's address as it appears on the registrar's books.

     The notice shall identify the Notes (including CUSIP numbers) to be redeemed and shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) the then current Conversion Price;

          (d) the name and address of each Paying Agent and Conversion Agent;

          (e) that Notes called for redemption must be presented and surrendered to a Paying Agent to collect the Redemption Price;

          (f) that holders who wish to convert Notes must surrender such Notes for conversion no later than the close of business on the Business Day immediately preceding the Redemption Date and must satisfy the other requirements set forth herein;

          (g) that, unless the Company defaults in making the payment of the Redemption Price, interest on Notes called for redemption shall cease to accrue on and after the Redemption Date and the only remaining right of the holder shall be to receive payment of the Redemption Price plus accrued and unpaid interest, upon presentation and surrender to a Paying Agent of the Notes; and

          (h) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, upon presentation and surrender of such Note, a new

     Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued.

     If any of the Notes to be redeemed is in global form, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions. At the Company's written request, which request shall (i) be irrevocable once given and (ii) set forth all relevant information required by clauses (a) through (h) of the preceding paragraph, the Trustee shall give the notice of redemption to each holder in the Company's name and at the Company's expense.

     SECTION 3.04. Effect of Notice of Redemption.

     Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, together with accrued and unpaid interest and Additional Amounts, if any. On or after the Redemption Date and upon presentation and surrender to a Paying Agent, Notes called for redemption shall be paid at the Redemption Price, plus any accrued and unpaid interest and Additional Amounts, if any, up to but not including the Redemption Date.

     SECTION 3.05. Deposit of Redemption Price.

     Prior to 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company acts as Paying Agent, shall segregate and hold in trust) an amount of money (in immediately available funds if deposited on such Redemption Date) sufficient to pay the Redemption Price of, and any accrued and unpaid interest and Additional Amounts, if any, on, all Notes to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of the conversion of Notes pursuant to Article 15, or, if such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from the trust.

     SECTION 3.06. Notes Redeemed in Part.

     Upon presentation and surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

                                    ARTICLE 4
                             [INTENTIONALLY OMITTED]

                                    ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

     SECTION 5.01. Payment of Principal, Premium and Interest. The Company covenants and agrees that it will cause to be paid the principal of, premium, if any, and accrued and unpaid interest (including Additional Interest) on each of the Notes and if applicable, the Conversion Obligation and Additional ADSs, at the places, at the respective times and in the manner provided herein and in the Notes. The payment of the principal of, premium, if any, and accrued and unpaid interest on each of the Notes will be exclusively in such coin or currency of the United States as at the time of payment will be legal tender for the payment of public and private debts. The Company shall, through the Principal Paying Agent, pay the principal of the Notes at the office or agency designated by the Company in the Borough of Manhattan, the City of New York. Each installment of accrued and unpaid interest on the Notes due on any Interest Payment Date may be paid by mailing checks for the amount payable to or upon the written order of the Noteholders entitled thereto as they shall appear on the registry books of the Company, provided that, with respect to any Noteholder with an aggregate principal amount in excess of US$5,000,000, at the application of such holder in writing to the Note Registrar not later than the relevant record date, any accrued and unpaid interest on such holder's Notes shall be paid by wire transfer in immediately available funds to such holder's account in the United States supplied by such holder from time to time to the Trustee and Paying Agent (if different from Trustee); provided further that payments in respect of the Global Note shall be paid by wire transfer in immediately available funds to the accounts specified by the Depository in accordance with such wire transfer instructions and other procedures provided by the Depositary from time to time.

     Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The term "RECORD DATE" with respect to any Interest Payment Date shall mean the January 1 or July 1 preceding the applicable January 15 or July 15 Interest Payment Date, respectively.

     Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED

INTEREST") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder, and the Company shall make a payment of such Defaulted Interest to the relevant Noteholder as determined through clause (a) or clause (b) below, the choice of which clause to so utilize being the Company's:

          (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and the Principal Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee and the Principal Paying Agent of such notice, unless the Trustee consents to an earlier date), and at the same time the Company shall deposit with the Principal Paying Agent an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen
     (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee and the Principal Paying Agent of the notice of the proposed payment. The Company shall promptly notify the Trustee and the Principal Paying Agent in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Note Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause
     (b) of this Section 5.01.

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee and the Principal Paying Agent of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee and the Principal Paying Agent.

     SECTION 5.02. Additional Interest. If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee an Officer's Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable. If the Company has paid Additional Interest directly to the persons entitled to it, the Company shall deliver to the Trustee an Officer's Certificate setting forth the particulars of such payment.

     SECTION 5.03. Maintenance of Office or Agency. The Company will designate in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment (through the Principal Paying Agent), redemptions or repurchase ("PAYING AGENT") or for conversion ("CONVERSION AGENT") and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms Paying Agent and Conversion Agent include any such additional or other offices or agencies, as applicable.

     The Company hereby initially designates the Trustee as Principal Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office shall be considered as one such office or agency of the Company for each of the aforesaid purposes. So long as the Trustee is the Note Registrar, the


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

Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

     SECTION 5.04. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 5.05. Provisions as to Paying Agent.

     (a) If the Company shall appoint a Paying Agent other than the Trustee or the Principal Paying Agent or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.05:

          (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, and accrued and unpaid interest (including any Additional Interest) on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

          (ii) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, and accrued and unpaid interest (including Additional Interest) on the Notes when the same shall be due and payable; and

          (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

     The Company shall, on or before each due date of the principal of, or premium, if any, or accrued and unpaid interest (including Additional Interest) on the Notes, deposit with the Paying Agent a sum sufficient to pay such principal, premium, if any, or accrued and unpaid interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

     (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, and accrued and unpaid interest (including Additional Interest) on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, and accrued and unpaid interest, so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, and accrued and unpaid interest (including Additional Interest) on the Notes when the same shall become due and payable.

     (c) Anything in this Section 5.05 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this Section 5.05, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company and such Paying Agent shall be released from all further liability with respect to such sums.

     (d) Anything in this Section 5.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.05 is subject to
Section 13.03 and Section 13.04.

     SECTION 5.06. Existence. Subject to Article 12, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     SECTION 5.07. Payment of Additional Amounts. (a) All payments made by the Company or any successor to the Company under or with respect to the Notes including payments of cash or delivery of ADSs upon conversion, will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or within any jurisdiction in which the Company, or its successors, are organized or resident for tax purposes or through which payment is made (or any political subdivision or taxing authority thereof or therein) (each, as applicable, a "RELEVANT TAXING JURISDICTION"), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event that any such withholding or deduction is so required, the Company or any successor to the Company will pay to the holder of each Note such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary to ensure that the net amount received by the holder after such withholding or deduction (and after deducting any taxes on the Additional Amounts) shall equal the amounts which would have been received by such holder had no such withholding or deduction been required, except that no Additional Amount shall be payable:

          (i) for or on account of:

               (A) any tax, duty, assessment or other governmental charge that would not have been imposed but for:

                    (1) the existence of any present or former connection
               between the Noteholder or beneficial owner of such Note and the Relevant Taxing Jurisdiction other than merely holding such Note or the receipt of payments thereunder, including, without limitation, such Noteholder or beneficial owner being or having been a national, domiciliary or resident of such Relevant Taxing Jurisdiction or treated as a resident thereof or being or having been physically present or engaged in a trade or business therein or having or having had a permanent establishment therein;

                    (2) the presentation of such Note (in cases in which
               presentation is required) more than 30 days after the later of the date on which the payment of the principal of, premium, if any, and interest on, such Note became due and payable pursuant to the terms thereof or was made or duly provided for; or

                    (3) the failure of the Noteholder or beneficial owner of
               such Note to comply with a timely request from the Company or any successor of the Company, addressed to the Noteholder or beneficial owner, as the case may be, to provide certification, information, documents or other evidence concerning such holder's or beneficial owner's nationality, residence, identity or connection with the Relevant Taxing Jurisdiction, or to make any declaration or satisfy any other reporting requirement relating to such matters, if and to the extent that due and timely compliance with such request is required by statute, regulation or administrative practice of the Relevant Taxing Jurisdiction to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Noteholder or beneficial owner;

               (B) any estate, inheritance, gift, sale, transfer, capital gains, excise, personal property or similar tax, assessment or other governmental charge;

               (C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding from payments under or with respect to the Notes; or

               (D) any combination of taxes, duties, assessments or other governmental charges referred to in the preceding clauses (A), (B) or
          (C); or

          (ii) with respect to any payment of the principal of, or premium, if any, or interest on, such Note to a Noteholder, if the Noteholder is a fiduciary, partnership or person other than the sole beneficial owner of that payment to the extent that such payment would be required to be included in the income under the laws of the Relevant Taxing Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner or beneficial owner been the Noteholder thereof.

     (b) The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation. Except as specifically provided above or otherwise herein, the Company shall not be required to make a payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

     (c) In the event that Additional Amounts actually paid with respect to the Notes are based on rates of deduction or withholding of withholding taxes in excess of the appropriate rate applicable to the holder of such Notes, and, as a result thereof such holder is entitled to make claim for a refund or credit of such excess from the authority imposing such withholding tax, then such holder shall, by accepting such Notes, be deemed to have assigned and transferred all right, title, and interest to any such claim for a refund or credit of such excess to the Company.

     (d) Any reference in this Indenture or the Notes to principal, interest or any other amount payable in respect of the Notes by the Company (including conversion into ADSs, if any) will be deemed also to refer to any Additional Amounts, unless the context requires otherwise, that may be payable with respect to that amount under the obligations referred to in this Section.

     (e) The foregoing obligation will survive termination or discharge of the Indenture.

     SECTION 5.08. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest (including any Additional Interest) on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture. The Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.09. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2008) an Officers' Certificate stating whether or not the signer thereof has knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof.

     In addition, the Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of any Event of Default or Default, an Officers' Certificate setting forth the details of such Event of Default or Default, its status and the action which the Company proposes to take with respect thereto.

     SECTION 5.10. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                                   ARTICLE 6
         LISTS OF NOTEHOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE

     SECTION 6.01. Lists of Noteholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each January 1 and July 1 in each year beginning with July 1, 2008, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may require of the names and addresses of the Noteholders as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

     SECTION 6.02. Preservation and Disclosure of Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Noteholders contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

     (b) The rights of Noteholders to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Noteholders made pursuant to the Trust Indenture Act.

     SECTION 6.03. Reports by Trustee.

     (a) The Trustee shall transmit to Noteholders such reports dated as of May 15 of each year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than August 1 in each calendar year, beginning with the year 2008 and for so long as the Notes remain outstanding. Each such report shall be dated as of a date not more than sixty (60) days prior to the date of transmission.

     (b) A copy of such report shall, at the time of such transmission to Noteholders, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will notify the Trustee in writing within a reasonable time when the

Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

     SECTION 6.04. Reports by Company.

     (a) The Company shall file with the Trustee and the Commission, and transmit to Noteholders, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is filed with the Commission.

     (b) In the event and for so long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, it shall file with the Trustee and cause to be mailed to each holder at such holder's registered address, upon the request of any holder or beneficial holder of the Notes or the ADSs issued upon conversion thereof, and make available to such holder or beneficial holder of such Notes or ADSs in connection with any sale thereof and any prospective purchaser of Notes or ADSs designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act and it will take such further action as any holder or beneficial holder of such Notes or ADSs may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or ADSs without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time.

     (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officers' Certificate).

                                   ARTICLE 7
                              DEFAULTS AND REMEDIES

     SECTION 7.01. Events of Default. The following events shall be Events of Default with respect to the Notes:

          (a) default in any payment of interest, including any related Additional Amounts, on any Note when due and payable and the default continues for a period of 30 days;

          (b) default in the payment of principal of any Note, including any related Additional Amounts, when due and payable on the Maturity Date, upon redemption or required repurchase, upon declaration or otherwise;

          (c) failure by the Company to comply with its obligations to convert the Notes into ADSs upon exercise of a holder's conversion right;

          (d) failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 16.02;

          (e) failure by the Company for 60 days to comply with any of its other agreements (other than a covenant or warranty or default in whose performance or whose breach is elsewhere in this Section specifically provided for) contained in the Notes or this Indenture after written notice of such default from the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding has been received by the Company;

          (f) failure by the Company or any Significant Subsidiary of the Company to make any payment of the principal or interest on any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any debt for money borrowed in excess of US$10 million in the aggregate of the Company and/or any such Subsidiary, whether such debt now exists or shall hereafter be created, resulting in such debt becoming due and payable before the date on which it would otherwise have become due and payable, if such failure is not cured or waived, or such acceleration is not rescinded, within 60 days after notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding, in accordance with this Indenture; or

          (g) any event occurs that under the laws of the Cayman Islands or any political subdivision thereof or any other country has substantially the same effect as any of the events referred to in any of clause (g) or (h) (an Event of Default specified in clause (g), (h) or this clause (g), a "BANKRUPTCY DEFAULT").

     In case one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than a Bankruptcy Default with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.04, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare 100% of the principal of and premium, if any, and accrued and unpaid interest, including any Additional Amounts and Additional Interest, if any, on all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If a Bankruptcy Default occurs and is continuing with respect to the Company, the principal of, and premium, if any, and accrued and unpaid interest, including Additional Amounts and Additional Interest, if any, on all the Notes shall be immediately due and payable, regardless of any prior action by any Noteholder or the Trustee. This provision, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest, including Additional Amounts and Additional Interest, if any, upon all Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest (to the extent that payment of such interest is enforceable under applicable law), including Additional Amounts and Additional Interest, if any, and on such principal and premium, if any, at the rate borne by the Notes during the period of such Default) and amounts due to the Trustee pursuant to Section 8.06, and if
(1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all Events of Defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued and unpaid interest, including Additional Amounts and Additional Interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 7.07, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Noteholders, and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Noteholders, and the Trustee shall continue as though no such proceeding had been instituted.

     SECTION 7.02. Payments of Notes on Default; Suit Therefor. In the event that the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder have declared the principal of, and premium, if any, and accrued and unpaid interest, including Additional Amounts and Additional Interest, on the Notes, to be due and payable immediately in accordance with Section 7.01, and the Company shall have failed forthwith to pay such amounts, the Trustee, in its own name and as trustee of an express trust, after being furnished indemnity or security to its satisfaction pursuant to Section 8.01, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid (including such further amounts as shall be sufficient to cover the costs and expenses of collection, including compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses or liabilities incurred, and all advances made by the Trustee and each predecessor Trustee hereunder other than through its gross negligence or bad faith), and may prosecute any such action or proceeding to judgment or final degree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Bankruptcy Code, or any other applicable law, or in case a receiver, assignee, administrator or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this
Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal premium, if any, and accrued and unpaid interest, including Additional Amounts and Additional Interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee

(including any claim for the compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee, and their respective agents and counsel and for all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee) and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under
Section 8.06; and any receiver, assignee, administrator, or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee and any predecessor Trustee under Section 8.06 hereof, incurred by it up to the date of such distribution. To the extent that such payment of compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation, expenses, disbursements and advances of the Trustee, and each predecessor Trustee and their respective agents and counsel, be for the ratable benefit of the holders of the Notes.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

     SECTION 7.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 7 with respect to the Notes shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

     First, to the payment of all amounts due the Trustee under Section 8.06;

     Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest (including Additional Amounts and Additional Interest, if any) on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

     Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, payments in respect of the Conversion Obligation and Additional ADSs) then owing and unpaid upon the Notes for principal and premium, if any, and interest (including Additional Amounts and Additional Interest, if any) with interest at the rate borne by the Notes, on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

     Fourth, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     SECTION 7.04. Proceedings by Noteholders. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such security or indemnity satisfactory to it against any loss, liability or expense to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the holders of a majority in principal amount of the Notes outstanding pursuant to Section 7.07; it being understood and intended, and being expressly covenanted by the holder of every Note with every other holder and the Trustee, that no one or more Noteholders shall have any right in any manner whatsoever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders (except as otherwise provided herein). For the protection and enforcement of this Section 7.04, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Noteholder to receive payment of the principal of and premium, if any, and accrued and unpaid interest, including Additional Amounts and Additional Interest, if any, on such Note, on or after the respective due dates expressed in such Note or in the notice of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Noteholder.

     Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

     SECTION 7.05. Proceedings by Trustee. In case of an Event of Default the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 7.06. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.08, all powers and remedies given by this Article 7 to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article 7 or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

     SECTION 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.04 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to Notes; provided, however, that
(a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other holder or that would involve the Trustee in personal liability or to the extent that the Trustee does not receive indemnification to its satisfaction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.04 may on behalf of the holders of all of the Notes and subject to the provisions of
Section 7.01 waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of premium, accrued and unpaid interest, including Additional Amounts, on, or the principal of, the Notes when due which has not been cured pursuant to the provisions of Section 7.01, (ii) a failure by the Company to deliver cash and, if applicable, ADSs (and cash in lieu of fractional ADSs) upon conversion of the Notes, or (iii) a default in respect of a covenant or provisions hereof which under Article 11 cannot be modified or amended without the consent of each holder of an outstanding Note affected thereby. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing;

but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 7.08. Notice of Defaults. The Trustee shall, within ninety (90) days after the occurrence and continuance of a Default of which a Responsible Officer receives written notice, mail to all Noteholders as the names and addresses of such holders appear upon the Note register, notice of all Defaults known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of a Default in the payment of the principal of, or premium, if any, and accrued and unpaid interest, including Additional Amounts, on any of the Notes, then in any such event the Trustee shall be protected in withholding such notice if and so long as a committee of trust officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

     SECTION 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 9.04, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, and accrued and unpaid interest, including Additional Amounts, on any Note on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 15.

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the holders unless such holders have offered to the Trustee indemnity or security against loss, liability or expense to its satisfaction.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, its own bad faith, or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and, after it has been qualified thereunder, the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

               (ii) in the absence of bad faith, gross negligence and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such statements, certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be established by a court of competent jurisdiction that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (c) the Trustee shall not be liable for the performance by any third party appointed by the Company in relation to the Notes and, unless notified in writing to the contrary, shall be entitled to assume due performance by such parties;

     (d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

     (e) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

     (f) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Notes;

     (g) if any party fails to deliver a written notice relating to an event the fact of which, pursuant to this Indenture, requires written notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless such Responsible Officer of the Trustee had actual knowledge of such event, and the Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any covenants of the Company under this Indenture;

     (h) in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investments prior to its stated maturity or the failure of the party directing such investments prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company;

     (i) the Trustee shall not be liable for any failure or delay in the performance of its obligations under this Indenture because of circumstances beyond the Trustee's control;

     (j) the Trustee and any of its branches, subsidiaries, representative offices affiliates or agents may transfer and disclose any relevant information concerning the Notes, Noteholders or this Indenture as required by any law, court order, or regulatory authority; and as may be required, the Trustee shall have the right, in connection with the establishment of anti-money-laundering procedures by the Secretary of the United States Department of the Treasury, to share information with governmental authorities with respect to investors in the Notes and to request such information and take such actions as might be necessary to enable the Trustee to comply with the USA PATRIOT Act or any anti-money-laundering laws in the British Virgin Islands or any other relevant jurisdiction; and

     (k) in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 8 shall also be afforded to it in its capacity as such.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights, discretions or powers.

     SECTION 8.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.01:

          (a) the Trustee may conclusively rely and shall be fully protected in acting, or refraining from acting, upon any resolution, officer's certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by a director or executive officer of the Company;

          (c) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals authorized at such time to take specified actions pursuant to this Indenture;

          (d) the Trustee may consult with counsel and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the fees, costs, expenses and liabilities which may be incurred therein or thereby;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require security or indemnity satisfactory to the Trustee from the Noteholders against properly incurred expenses or liability as a condition to so proceeding; the expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder;

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights, or powers conferred upon it by this Indenture, and shall in no way be liable for any action taken by the Noteholders exclusive of the Trustee;

          (i) the Trustee shall not be liable if prevented or delayed in performing any of its duties by reason of any present or future law applicable to it, by any governmental or regulatory authority; and

          (j) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

     In no event shall the Trustee be liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), whether foreseeable or not, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than through the Trustee's bad faith, willful misconduct or gross negligence. The Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or by any holder of the Notes.

     SECTION 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with this Indenture or at the direction of the Company. Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum, prospectus or other disclosure material distributed with respect to the Notes.

     SECTION 8.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Note Registrar and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

     SECTION 8.05. Monies to Be Held in Trust. Subject to the provisions of
Section 13.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or its agents shall be under no liability for interest on any money received by it hereunder.

     SECTION 8.06. Compensation and Indemnification of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all properly incurred expenses, disbursements and advances properly incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the compensation and the properly incurred expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence, willful misconduct, or bad faith. Without prejudice to any right of indemnity by law given to trustees, the Company also covenants to indemnify the Trustee and any predecessor Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its agents (including anyone appointed by it or to whom any of its functions may be delegated by it or to whom any of its functions may be delegated by it in carrying out its functions in the fulfillment of its obligations under this Indenture) and any authenticating agent for, and to hold them harmless against, any loss, liability, damages, claim, judgment, liability or expense incurred without gross negligence, willful misconduct or bad faith on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including, without limitation, taxes, duties, levies, other charges, value added tax or similar tax charged or chargeable thereon (excluding any franchise, income or similar taxes) and the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 8.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except, subject to the effect of Section 7.03, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The Trustee's right to receive payment of any amounts due under this Section 8.06 shall not be subordinate to any other liability or indebtedness of the Company (even though the Notes may be so subordinated). The obligation of the Company under this Section 8.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal or the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 8.06 shall extend to the officers, directors, agents and employees of the Trustee.

     If an Event of Default shall have occurred or if the Trustee is requested by the Company to undertake duties which are of an exceptional nature or otherwise outside the scope of the Trustee's normal duties under this Indenture, the

Company will pay such additional remuneration as they may agree or, failing such agreement, as determined by an independent international merchant or investment bank (acting as an expert) selected by the Trustee and approved by the Company. The expenses involved in such nomination and such merchant or investment bank's fee will be paid by the Company. The determination of such merchant or investment bank will be conclusive and binding on the Company, the Trustee and the Noteholders.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in ERROR! REFERENCE SOURCE NOT FOUND. or Section 7.01(f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

     SECTION 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, willful misconduct, and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of gross negligence, willful misconduct, and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 8.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     SECTION 8.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least US$50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 8.10. Resignation or Removal of Trustee.

     (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the Noteholders at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (i) the Trustee shall fail to comply with Section 8.08 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months, or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

          (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Noteholder who has been a bona fide holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 9.04, may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     SECTION 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.06.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and be eligible under the provisions of Section 8.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall mail or cause to be mailed


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notice of the succession of such trustee hereunder to the Noteholders at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 8.12. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of
Section 8.09.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 8.13. Limitation on Rights of Trustee as Creditor. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

     SECTION 8.14. Trustee's Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be


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taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in response to such proposal specifying the action to be taken or omitted.

                                    ARTICLE 9
                           CONCERNING THE NOTEHOLDERS

     SECTION 9.01. Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article 10, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix, but shall not be required to, in advance of such solicitation, a date as the record date for determining Noteholders entitled to take such action. The record date if one is selected shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

     SECTION 9.02. Proof of Execution by Noteholders. Subject to the provisions of Section 8.01, Section 8.02 and Section 10.05, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note register or by a certificate of the Note Registrar. The record of any Noteholders' meeting shall be proved in the manner provided in
Section 10.06.

     SECTION 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and


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any Note Registrar may deem the person in whose name such Note shall be registered upon the Note Register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other person, such holder's right to exchange such beneficial interest for a
Note in certificated form in accordance with the provisions of this Indenture.

     SECTION 9.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on such Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and, subject to Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.


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     SECTION 9.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE 10
                              NOTEHOLDERS' MEETINGS

     SECTION 10.01. Purpose of Meetings. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article 10 for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article 7;

          (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

     SECTION 10.02. Call of Meetings by Trustee. The Trustee may at any time at the expense of the Company call a meeting of Noteholders to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to


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Section 9.01, shall be mailed to holders of such Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

     Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     SECTION 10.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

     SECTION 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.03, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent


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secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 9.04, at any meeting of Noteholders each Noteholder or proxyholder shall be entitled to one vote for each US$1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.02 or
Section 10.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Noteholders or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. No Delay of Rights by Meeting. Nothing contained in this
Article 10 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of


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any right or rights conferred upon or reserved to the Trustee or to the
Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

     SECTION 11.01. Supplemental Indentures without Consent of Noteholders. Notwithstanding anything herein to the contrary, the Company and the Trustee, without the consent of any holder and at the Company's expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to cure any ambiguity, omission, defect or inconsistency;

          (b) to provide for the assumption by a Successor Company, partnership, trust or limited liability company of the obligations of the Company under this Indenture pursuant to Article 12;

          (c) to provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code);

          (d) to add guarantees with respect to the Notes;

          (e) to secure the Notes;

          (f) to add to the covenants of the Company for the benefit of the holders or surrender any right or power conferred upon the Company;

          (g) make any changes or modifications to this Indenture necessary in connection with the registration of the public offer and sale of the Notes under the Securities Act pursuant to the Registration Rights Agreement or the qualification of this Indenture under the Trust Indenture Act;

          (h) evidence and provide for the acceptance of the appointment of a successor Trustee under the Indenture;

          (i) to make any necessary change to permit the conversion of the Notes into Ordinary Shares, if any, as a result of the termination of the Company's ADS facility; or


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

          (j) to make any change that does not materially adversely affect the rights of any holder, provided that any amendment made solely to conform the provisions of this Indenture or the Notes to the "Description of Notes" as set forth in the Offering Memorandum will not be deemed to materially adversely affect the rights of any holder.

     Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of such supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding.

     SECTION 11.02. Supplemental Indentures with Consent of Noteholders. With the consent (evidenced as provided in Article 9) of the holders of at least a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Article 9 and including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall:

          (a) reduce the percentage in aggregate principal amount of Notes the holders of which must consent to an amendment;

          (b) reduce the rate, or extend the stated time for payment, of interest (including Additional Interest) on any Note;

          (c) reduce the principal amount, or extend the Maturity Date, of any Note;

          (d) change the place or currency of payment of principal or interest in respect of any Note;


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

          (e) make any change that adversely affects the conversion rights of any Notes;

          (f) reduce the Fundamental Change Purchase Price, Redemption Price or Put Right Purchase Price of any Note or amend or modify in any manner adverse to the holders of the Notes the Company's obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

          (g) impair the right of any holder to receive payment of principal of, and interest (including Additional Interest) on, such holder's Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder's Note;

          (h) make any change in the provisions of this Article 11 that require each holder's consent or in the waiver provisions in Section 7.01 and
     Section 7.07; or

          (i) change the Company's obligation to pay Additional Amounts,

in each case without the consent of each holder of an outstanding Note affected.

     Upon the written request of the Company, accompanied by a copy of the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Noteholders under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. After an amendment under this Indenture becomes effective, the Company shall mail to the holders a notice briefly describing such amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the amendment.

     SECTION 11.03. Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
11.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under


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

the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 11, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 11.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

     SECTION 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11.

                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     SECTION 12.01. Company May Consolidate, Etc. on Certain Terms.

     Subject to the provisions of Section 12.02, the Company shall not consolidate with, merge with or into, or convey, transfer or lease all or substantially all of its assets and properties to another Person, unless:

     (a) the resulting, surviving or transferee person (the "SUCCESSOR COMPANY") if not the Company shall be a person organized and existing under the laws of the Cayman Islands, the United States of America, any State thereof or


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

the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Notes and this Indenture and, to the extent that it is otherwise still operative, shall expressly assume all the obligations of the Company under the Registration Rights Agreement; and

     (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

     For purposes of this Section 12.01, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

     SECTION 12.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and accrued and unpaid interest on all of the Notes, the due and punctual conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company and the Company shall be released from those obligations, with the same effect as if it had been named herein as the party of the first part. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, conveyance, transfer or lease, the person named as the "Company" in the first paragraph of this Indenture or any successor which


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

shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and such person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

     In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     SECTION 12.03. Officer's Certificate and Opinion of Counsel to be Given Trustee. No merger, consolidation, sale transfer or lease shall be effective unless the Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease and any such assumption complies with the provisions of this
Article 12.

                                   ARTICLE 13
                     SATISFACTION AND DISCHARGE OF INDENTURE

     SECTION 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Note Registrar for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Note Registrar for cancellation shall have become due and payable, whether on the Maturity Date or on any earlier Fundamental Change Purchase Date, Put Right Purchase Date or Redemption Date, or otherwise, and the Company shall deposit with the Trustee, in trust, cash or securities, as applicable, sufficient to pay at maturity all of the Notes (other than any Notes that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and accrued and unpaid interest (including any Additional Interest) due thereon, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except as to (i) the right of holders to receive payments of principal of and premium, if any, and accrued and unpaid interest if any (including any Additional Interest), and any unpaid Conversion Obligation and Additional ADSs, if any, on the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, (ii) the rights, obligations and immunities of the Trustee hereunder and (iii) the obligations of the Company under Section 8.06, and the Trustee, on written demand of the Company accompanied by an Officers'

Certificate and an Opinion of Counsel as required by Section 17.06 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes. For the avoidance of doubt, the obligations of the Company to reimburse the Trustee under this Section 13.01 shall survive the satisfaction and discharge of this Indenture.

     SECTION 13.02. Deposited Monies to Be Held in Trust by Trustee. Subject to
Section 13.04, all monies deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the holders of the particular Notes for the payment of which such monies have been deposited with the Trustee, of all sums due thereon for principal and premium and accrued and unpaid interest.

     SECTION 13.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

     SECTION 13.04. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, premium, if any, or accrued and unpaid interest on Notes and not applied but remaining unclaimed by the Noteholders for two years after the date upon which the principal of, premium, if any, or accrued and unpaid interest on such Notes, as the case may be, shall, unless otherwise required by mandatory provisions of applicable abandoned property laws have become due and payable, shall be repaid to the Company by the Trustee or such Paying Agent on written request and all liability of the Trustee or any Paying Agent shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person. The Trustee shall, promptly after such payment of the principal of, premium, if any, or accrued and unpaid interest on Notes, as described in this Section 13.04 and upon written request of the Company, return to the Company any funds in excess of the amount required for such payment.

     SECTION 13.05. Reinstatement. If (i) the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section
13.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 13.02; provided, however, that if the Company makes any payment of interest (including any Additional Interest) on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Noteholders to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 14
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     SECTION 14.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or accrued and unpaid interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, employee, agent, officer or director or Subsidiary of the Company as such or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE 15
                               CONVERSION OF NOTES

     SECTION 15.01. Conversion Privilege.

     (a) Subject to the conditions described below and prior repurchase or redemption, and upon compliance with the provisions of this Article 15, a Noteholder shall have the right, at such holder's option, to convert all or any portion (if the portion to be converted is US$1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the close of business on the Business Day immediately preceding the Maturity Date at a rate (the

"CONVERSION RATE") of 52.2876 ADSs (subject to adjustment by the Company as provided in Section 15.01(b) and Section 15.04) per US$1,000 principal amount Note (the "CONVERSION OBLIGATION") under the circumstances and during the periods set forth below. The Conversion Rate and the Conversion Price in effect at any given time are referred to herein as the "APPLICABLE CONVERSION RATE" and the "APPLICABLE CONVERSION PRICE," respectively.

          (i) The Notes shall be convertible at any time prior to the close of business on the Business Day prior to the Redemption Date, even if the Notes are not otherwise convertible at such time, if such Notes have been called for redemption pursuant to Article 3 hereof. Notes in respect of which a holder has delivered a Put Right Purchase Notice or a Fundamental Change Purchase Notice may not be surrendered for conversion until the holder has withdrawn such relevant notice in accordance with Article 16.

     (b) (i) If a Noteholder elects to convert Notes in connection with a Make-Whole Change in Control, the Conversion Rate applicable to each US$1,000 principal amount of Notes so converted shall be increased by an additional number of ADSs (the "ADDITIONAL ADSS") as described below. Settlement of Notes tendered for conversion to which Additional ADSs shall be added to the Conversion Rate as provided in this subsection shall be settled pursuant to
Section 15.02(d) below. For purposes of this Section 15.01(b), a conversion shall be deemed to be "in connection" with a Make-Whole Change in Control if the Conversion Notice with respect to such Notes is received by the Conversion Agent from, and including, the Effective Date of the Make-Whole Change in Control up to, and including the Business Day immediately prior to the related Fundamental Change Purchase Date (or, in the case of an event that would have been a Change in Control but for the proviso in the clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Change in Control).

     On or before the 15th day after the occurrence of a Make-Whole Change in Control that does not also constitute a Change in Control, the Company will mail to the Trustee and to all holders of Notes at their addresses shown in the Note Register, and to Beneficial Owners or Notes, as required by applicable law, a notice indicating that a Make-Whole Change in Control has occurred.

          (ii) The number of Additional ADSs by which the Conversion Rate will be increased shall be determined by reference to the table attached as Schedule A hereto, based on the date on which the Make-Whole Change in Control occurs or becomes effective (the "EFFECTIVE DATE"), and the ADS Price; provided that if the actual ADS Price is between two ADS Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional ADSs shall be determined by a straight-line interpolation between the number of Additional ADSs set forth for the next higher and next lower ADS Price amounts and the two nearest Effective Dates set forth in such table, as applicable, based on a 365-day year; provided further that if (1) the ADS Price is greater than US$150.00 per ADS (subject to adjustment in the same manner as set forth in Section 15.04), no Additional ADSs will be added to the Conversion Rate, and (2) the ADS Price is less than US$15.00 per ADS (subject to adjustment in the same manner as set forth in Section 15.04), no Additional ADSs will be added to the Conversion Rate. Notwithstanding the foregoing, in no event will the total number of ADSs issuable upon conversion exceed 66.6667 per US$1,000 principal amount of Notes (subject to adjustment in the same manner as set forth in Section 15.04).

          (iii) The ADS Prices set forth in the first row of the table in Schedule A hereto shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted ADS Prices shall equal the ADS Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate in effect immediately prior to the adjustment giving rise to the ADS Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional ADSs within the table shall be adjusted in the same manner as the Conversion Rate as set forth in Section 15.04 (other than by operation of an adjustment to the Conversion Rate by adding Additional ADSs).

     SECTION 15.02. Conversion Procedure.

     (a) Subject to Section 15.02(b), the Company will satisfy the Conversion Obligation with respect to each US$1,000 principal amount of Notes tendered for conversion in fully paid ADSs, if any, by delivering, on or prior to the third Trading Day after the relevant Conversion Date, to the holder of a number of ADSs equal to (i) (A) the aggregate principal amount of Notes to be converted, divided by (B) 1,000, multiplied by (ii) the applicable Conversion Rate; provided that the Company will deliver cash in lieu of fractional ADSs as set forth pursuant to clause (k) below.

     (b) Notwithstanding Section 15.02(a), the Company shall satisfy the Conversion Obligation with respect to each US$1,000 principal amount of Notes tendered for conversion to which Additional ADSs shall be added to the Conversion Rate as set forth in Section 15.01(b) in the manner provided in
Section 15.02(a) (based on the Conversion Rate as increased by the applicable Additional ADSs).

     (c) Before any holder of a Note shall be entitled to convert the same as set forth above, such holder shall (A) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such holder is not entitled as set forth in Section 15.02(i), and (B) in the case of a Note issued in certificated form, (1) complete and manually sign and deliver an irrevocable written notice to the Conversion Agent in the form on the reverse of such certificated Note (or a facsimile thereof) attached hereto as part of Exhibit A (a "CONVERSION NOTICE") at the office of the Conversion Agent and shall state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such holder wishes the certificate or certificates for any ADSs, if any, to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, pay funds equal to interest payable on the next Interest Payment Date to which such holder is not entitled as set forth in Section 15.02(i), and (4) if required, furnish written acknowledgements, certifications and agreements in connection with the issuance of ADSs by the ADS Depositary upon deposit of the Ordinary Shares. A Note shall be deemed to have been converted immediately prior to the close of business on the date (the "CONVERSION DATE") that the holder has complied with the requirements set forth in this Section 15.02(c).

     No Conversion Notice with respect to any Notes may be tendered by a holder thereof if such holder has also tendered a Put Right Purchase Notice or a Fundamental Change Purchase Notice and not validly withdrawn such Put Right Purchase Notice or Fundamental Change Purchase Notice in accordance with the applicable provisions of Section 16.01 or 16.02, as the case may be.

     If more than one Note shall be surrendered for conversion at one time by the same holder, the Conversion Obligation with respect to such Notes, if any, that shall be payable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

     (d) Delivery of the ADSs to be delivered in satisfaction of the Conversion Obligation shall be made by the Company in no event later than the date specified in Section 15.02(a). The Company shall make such delivery by issuing, or causing to be issued, and delivering to the Conversion Agent or to such holder, or such holder's nominee or nominees, certificates or a book-entry transfer through the Depositary for the number of full ADSs to which such holder shall be entitled as part of such Conversion Obligation (together with any cash in lieu of fractional ADSs).

     (e) In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Notes.

     (f) If a holder submits a Note for conversion, the Company will pay (1) all documentary stamp or similar issue or transfer tax, if any, which may be imposed by a Relevant Taxing Jurisdiction, the Cayman Islands or the PRC or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance and delivery of ADSs, if any, upon the conversion, provided that, the holder shall pay any such tax which is due because the holder requests any ADSs to be issued in a name other than the holder's name, (2) any taxes or duties due from the holder or the Company in a Relevant Taxing Jurisdiction, the Cayman Islands or the PRC upon the issuance and delivery of any ADSs to the holder upon conversion and any capital gain or withholding tax related to the conversion of the Notes into ADSs, (3) any issuance fees associated with delivery and receipt of ADSs, which shall be payable concurrently with the issuance and delivery of ADSs by the ADS Depositary and
(4) any other costs or expenses incurred in connection with the issuance and delivery of any ADSs upon conversion. The Conversion Agent may refuse to deliver the certificates representing the ADSs being issued in a name other than the holder's name until the Trustee receives a sum sufficient to pay any tax which will be due because the ADSs are to be issued in a name other than the holder's name. The Conversion Agent shall be entitled to assume, without duty to enquire, each converting holder has, as a condition precedent to exercising its conversion right, paid all stamp, issue, registration, and similar taxes or duties or transfer costs which it is required to pay. None of the Conversion Agent or the Trustee shall be responsible or liable for: (i) determining whether a holder or the Company is liable to pay any taxes or the amounts payable (if any), (ii) any failure by any holder or the Company to make any such payment to the relevant authorities; or (iii) determining the sufficiency or insufficiency of any amounts so paid

     (g) Except as provided in Section 15.04, no adjustment shall be made for dividends on any Ordinary Shares issued upon the conversion of any Note as provided in this Article.

     (h) Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

     (i) Upon conversion, a Noteholder will not receive any separate cash payment for accrued and unpaid interest except as set forth below. The Company's settlement of the Conversion Obligations as described above shall be deemed to satisfy its obligation to pay the principal amount of the Note and accrued and unpaid interest and Additional Interest, if any, to, but not including, the Conversion Date. As a result, accrued and unpaid interest and Additional Interest, if any, to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the preceding sentence, if Notes are converted after the close of business on a regular record date and prior to the opening of business of the next succeeding Interest Payment Date, holders of such Notes as of the close of business on a regular record date will receive the interest (including any Additional Interest) payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any regular record date to the opening of business on the next succeeding Interest Payment Date must be accompanied by payment of an amount equal to the interest (including any Additional Interest) payable on the Notes so converted; provided, however, that no such payment need be made (1) if the Company has specified a Redemption Date that is after a regular record date but on or prior to the next succeeding Interest Payment Date; (2) if the Company has specified a (Fundamental Change Purchase Date) that is after a regular record date but on or prior to the next succeeding Interest Payment Date, (3) in respect of any conversion that occurs after the record date immediately preceding the applicable Maturity Date or (4) to the extent of any overdue interest (including Additional Interest) existing at the time of conversion with respect to such Note. Except as described above, no payment or adjustment will be made for accrued interest on converted Notes.

     (j) The Person in whose name the certificate for any ADSs issued upon conversion is registered shall be treated as a record holder of ADSs on and after the Conversion Date; provided, however, that no surrender of Notes on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the ADSs upon such conversion as the record holder or holders of such ADSs on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such ADSs as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Notes shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of Notes, such Person shall no longer be a Noteholder.

     (k) No fractional ADSs shall be issued upon conversion of any Note or Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full ADSs that shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional ADS that would otherwise be issued upon conversion of any Note or Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of an ADS) in an amount equal to the same fraction of the Last Reported Sale Price of the ADSs on the relevant Conversion Date.

     SECTION 15.03. [Intentionally Omitted].

     SECTION 15.04. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

     (a) In case the Company shall issue Ordinary Shares as a dividend or distribution to holders of the outstanding Ordinary Shares (including Ordinary Share bonus or as a result of the capitalization of profit or reserves), or shall effect a subdivision into a greater number of Ordinary Shares or combination into a lesser number of Ordinary Shares, the Conversion Rate shall be adjusted based on the following formula:

                    OS'
     CR'= CR(0) x  -----
                   OS(0)

where

     CR(0) = the Conversion Rate in effect immediately prior to the Record
             Date for such dividend or distribution, or the effective date of such Ordinary Share subdivision or Ordinary Share combination, as the case may be;

     CR'   = the Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such Ordinary Share subdivision or Ordinary Share combination, as the case may be;

     OS(0) = the number of Ordinary Shares outstanding immediately prior to the Record Date for such dividend or distribution, or the effective date of such Ordinary Share subdivision or Ordinary Share combination, as the case may be; and

     OS'   = the number of Ordinary Shares outstanding immediately after the close of business on the Record Date for such
                dividend or distribution, or the effective date of such Ordinary Share subdivision or Ordinary Share combination, as the case may be.

Such adjustment shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Dividend Date for such dividend or distribution or the effective date of such Ordinary Share subdivision or Ordinary Shares combination, as the case may be. If any dividend or distribution of the type described in this Section 15.04(a) is declared but not so paid or made, or the outstanding Ordinary Shares are not subdivided or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or subdivide or combine the outstanding Ordinary Shares, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, subdivision or combination had not been declared.

     (b) In case the Company shall issue to all or substantially all holders of its outstanding Ordinary Shares rights (including subscription bonuses) or warrants entitling them (for a period expiring within forty-five (45) calendar days from the Record Date for such distribution) to subscribe for or purchase Ordinary Shares at a price per Ordinary Share less than the Last Reported Sale Price of the ADSs divided by the applicable number of Ordinary Shares represented by one ADS on the Trading Day immediately preceding the date of announcement of such distribution, the Conversion Rate shall be adjusted based on the following formula:

                  OS(0) + X
     CR'= CR(0) x ---------
                  OS(0) + Y

where

     CR(0) = the Conversion Rate in effect immediately prior to the Record Date for such distribution;

     CR'   = the Conversion Rate in effect immediately after the close of business on the Record Date for such distribution;

     OS(0) = the number of Ordinary Shares outstanding immediately prior to the Ex-Dividend Date for such distribution;

     X     = the total number of Ordinary Shares issuable pursuant to such rights; and

     Y     = the number of Ordinary Shares equal to the aggregate price payable to exercise such rights or warrants divided by the quotient of (i) the average of the Last Reported Sale Prices of ADSs over the ten consecutive Trading-Day period ending on the Business Day immediately preceding the Record Date for such distribution, divided by (ii) the then applicable number of Ordinary Shares represented by one ADS.

Such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Dividend Date for such distribution. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Record Date for such distribution had not been fixed. To the extent that such rights or warrants are not exercised prior to their expiration or Ordinary Shares are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Ordinary Shares actually delivered.

In determining whether any rights or warrants entitle the holders to subscribe for or purchase Ordinary Shares at less than such Last Reported Sale Price, and in determining the aggregate offering price of such Ordinary Shares, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

     (c) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Ordinary Shares shares of any class of Capital Stock of the Company (other than Ordinary Shares as covered by Section 15.04(a)), evidences of its indebtedness or other assets or property or rights to acquire Capital Stock or other securities of the Company (including securities, but excluding rights or warrants covered by Section 15.04(b) or dividends or distributions covered by Section 15.04(a) and 15.04(d) and distributions described below in this paragraph (c) with respect to Spin-Offs) (any of such shares of Capital Stock, indebtedness, or other asset or property hereinafter in this Section 15.04(c) called the "DISTRIBUTED PROPERTY"), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

                     SP(0)
     CR'= CR(0) x -----------
                  SP(0) - FMV

     where

     CR(0) = the Conversion Rate in effect immediately prior to the Record Date for such distribution;

     CR'   = the Conversion Rate in effect immediately after the close of business on the Record Date for such distribution;

     SP(0) = the average of the Last Reported Sale Prices of the ADSs over the ten consecutive Trading-Day period ending on the Trading Day immediately preceding the Ex-Dividend Date for such distribution divided by the then applicable number of Ordinary Shares represented by one ADS; and

     FMV   = the fair market value (as determined by the Board of Directors) of the Distributed Property distributed with respect to each outstanding Ordinary Share on the Record Date for such distribution.

Such adjustment shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Dividend Date for such distribution; provided that if the then fair market value (as so determined) of the portion of the Distributed Property so distributed applicable to one Ordinary Share is equal to or greater than SP(0) as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive, for each US$1,000 principal amount of Notes upon conversion, the amount of Distributed Property such holder would have received had such holder owned a number of Ordinary Shares equal to the Conversion Rate on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 15.04(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in determining SP(0) above.

With respect to an adjustment pursuant to this Section 15.04(c) where there has been a payment of a dividend or other distribution on the Ordinary Shares in shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit (a "SPIN-OFF"), the Conversion Rate will be adjusted based on the following formula:

                  FMV(0) + MP(0)
     CR'= CR(0) x --------------
                       MP(0)

where


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

     CR(0) = the Conversion Rate in effect immediately prior to the end of the Valuation Period;

     CR'    = the Conversion Rate in effect immediately after the end of the
              Valuation Period;

     FMV(0) = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of Ordinary Shares applicable to one Ordinary Share over the first ten consecutive Trading-Day period beginning on and including the fifth Trading Day after the effective date of the Spin-Off (the "VALUATION PERIOD"); and

     MP(0) = the average of the Last Reported Sale Prices of ADSs over the Valuation Period, divided by the then applicable number of Ordinary Shares represented by one ADS.

Such adjustment shall occur on the close of business on the fifteenth Trading Day immediately following, and including, the effective date of the Spin-Off. As a result, any conversion within the fifteen Trading Days following the effective date of any Spin-Off will be deemed not to have occurred until the end of such fifteen Trading Day period.

     Rights or warrants distributed by the Company to all holders of Ordinary Shares, entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock, including Ordinary Shares (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such Ordinary Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Ordinary Shares, shall be deemed not to have been distributed for purposes of this Section 15.04(c) (and no adjustment to the Conversion Rate under this Section 15.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 15.04(c). If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, property, rights or warrants, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or


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

other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 15.04(c) was made,
(1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per Ordinary Share redemption or repurchase price received by a holder or holders of Ordinary Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Ordinary Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

     For purposes of this Section 15.04(c), Section 15.04(a) and Section 15.04(b), any dividend or distribution to which this Section 15.04(c) is applicable that also includes Ordinary Shares to which Section 15.04(a) applies or rights or warrants to subscribe for or purchase Ordinary Shares to which
Section 15.04(a) or Section 15.04(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, property or shares of capital stock other than such Ordinary Shares or rights or warrants to which Section 15.04(b) applies (and any Conversion Rate adjustment required by this Section 15.04(c) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Ordinary Shares or such rights or warrants (and any further Conversion Rate adjustment required by Section 15.04(a) and Section 15.04(b) with respect to such dividend or distribution shall then be made), except (A) the Ex-Dividend Date of such dividend or distribution shall be substituted as "the Ex-Dividend Date for such dividend or distribution" and "the Ex-Dividend Date for such distribution" within the meaning of Section 15.04(a) and Section 15.04(b) and
(B) any Ordinary Shares included in such dividend or distribution shall not be deemed "outstanding immediately prior to the Ex-Dividend Date for such dividend or distribution" within the meaning of Section 15.04(a).

     (d) In case the Company shall pay a dividend or make a distribution consisting exclusively of cash to all or substantially all holders of its Ordinary Shares (including as a result of capital reductions and Ordinary Share redemptions or amortizations), the Conversion Rate shall be adjusted based on the following formula:

                    SP(0)
     CR'= CR(0) x ---------
                  SP(0) - C


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

where

     CR(0) = the Conversion Rate in effect immediately prior to the Record for such dividend or distribution;

     CR'   = the Conversion Rate in effect immediately after the close of business on the Record Date for such dividend or distribution;

     SP(0) = the average of Last Reported Sale Prices of the ADSs over the ten consecutive Trading-Day period ending on the Trading Day immediately preceding the Record Date for such distribution, divided by the then applicable number of Ordinary Shares represented by one ADS; and

     C     = the full amount of such dividend or distribution per Ordinary Share the Company distributes to holders of the Ordinary Shares.

Such adjustment shall become effective immediately prior to 9:00 a.m., New York City time, on the Ex-Dividend Date for such dividend or distribution; provided that if the portion of the cash so distributed applicable to one Ordinary Share is equal to or greater than SP0 as above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of cash such holder would have received had such holder owned a number of Ordinary Shares equal to the Conversion Rate on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

     For the avoidance of doubt, for purposes of this Section 15.04(d), in the event of any reclassification of the Ordinary Shares, as a result of which the Notes become convertible into more than one class of Ordinary Shares, if an adjustment to the Conversion Rate is required pursuant to this Section 15.04(d), references in this Section to one Ordinary Share or Last Reported Sale Price of one Ordinary Share shall be deemed to refer to a unit or to the price of a unit consisting of the number of shares of each class of Ordinary Shares into which the Notes are then convertible equal to the numbers of shares of such class issued in respect of one Ordinary Share in such reclassification. The above provisions of this paragraph shall similarly apply to successive reclassifications.

     (e) In case the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for all or any portion of the Ordinary


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

Shares, if (x) the cash and value of any other consideration included in the payment per Ordinary Share exceeds (y) the Last Reported Sale Price of the ADSs on the Trading Day immediately following the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) divided by the then applicable number of Ordinary Shares represented by one ADS, the Conversion Rate shall be adjusted based on the following formula:

                  AC + (SP' x OS')
     CR'= CR(0) x ----------------
                     OS(0) x SP'

where

     CR0   = the Conversion Rate in effect on the date immediately prior to the effective date of the adjustment;

     CR'   = the Conversion Rate in effect on the second day immediately following the effective date of the adjustment;

     AC    = the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for Ordinary Shares purchased in such tender or exchange offer;

     OS(0) = the number of Ordinary Shares outstanding immediately prior to the date such tender or exchange offer expires;

     OS'   = the number of Ordinary Shares outstanding immediately after the date such tender or exchange offer expires; and

     SP'   = the average of the Last Reported Sale Prices of ADSs over the ten consecutive Trading-Day period commencing on the Trading Day immediately after the date such tender or exchange offer expires divided by the then applicable number of Ordinary Shares represented by one ADS, such adjustment to become effective at the close of business on the tenth Trading Day from and including the Trading Day immediately following the date such tender or exchange offer expires. As a result, any conversion within such ten trading-day period will be deemed not to have occurred until the end of such ten Trading Day period. If the Company is obligated to purchase Ordinary Shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting all or any such purchases or all or any portion of such purchases are rescinded, the Conversion Rate shall again be


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

adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had only been made in respect of the purchases that had been effected.

     (f) The applicable Conversion Rate will not be adjusted:

          (i) if (other than in connection with a share combination) the application of the foregoing formulae set forth in paragraph (a), (b), (c),
     (d) or (e) of this Section 15.04 would result in a decrease in the Conversion Rate;

          (ii) upon the issuance of any Ordinary Shares to any present or future plan providing for the reinvestment of dividends or interest payable on the Company's securities and the investment of additional optional amounts in Ordinary Shares under any such plan;

          (iii) upon the issuance of any Ordinary Shares or options or rights to purchase those Ordinary Shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company's Subsidiaries;

          (iv) upon the issuance of any Ordinary Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in Section 15.04(c) and outstanding as of the date the Notes were first issued;

          (v) for a change in the par value of the Ordinary Shares;

          (vi) for accrued and unpaid interest, if any;

          (vii) if holders of the Notes participate, as a result of holding the Notes, at the same time and in the same manner as holders of Ordinary Shares, as if such holders of the Notes held a number of Ordinary Shares equal to the then-applicable Conversion Rate, in any of the transactions described in paragraph (a), (b), (c), (d) or (e) of this Section 15.04 without having to convert their Notes;

          (viii) if holders of ADSs are not eligible to participate in any of the transactions described in paragraph (a), (b), (c), (d) or (e) of this
     Section 15.04; or

          (ix) appropriate adjustments to the number of Ordinary Shares represented by each ADS have been made for any of the transactions described in paragraph (a), (b), (c), (d) or (e) of this Section 15.04.


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

     (g) For purposes of this Section 15.04 the term "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Ordinary Shares have the right to receive any cash, securities or other property or in which the Ordinary Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (h) In addition to those required by clauses (a), (b), (c), (d) and (e) of this Section 15.04, and to the extent permitted by applicable law and subject to the applicable rules of the NASDAQ Global Market, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 days if the Board of Directors determines that such increase would be in the Company's best interest. In addition, the Company may also (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Ordinary Shares or ADSs or rights to purchase Ordinary Shares or ADSs in connection with any dividend or distribution of Ordinary Shares or ADSs (or rights to acquire Ordinary Shares or ADSs) or similar event. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to the holder of each Note at his last address appearing on the Note register provided for in Section 2.06 a notice of the increase at least fifteen days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

     (i) To the extent that the number of Ordinary Shares represented by each ADS is changed, appropriate adjustments to the Conversion Rate adjustments described above (which may include ignoring such provision, if appropriate) will be made to reflect such change.

     (j) All calculations and other determinations under this Article 15 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of an ADS, as the case may be. The Company shall make all these calculations in good faith and, absent manifest error, its calculations shall be final and binding on holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and the Conversion Agent is entitled to rely conclusively upon the accuracy of such calculations without independent verification. The Trustee shall forward such calculations to any holder of Notes upon the request of that holder. No adjustment shall be made for the Company's issuance of Ordinary Shares or any securities convertible into or exchangeable for Ordinary Shares or rights to purchase Ordinary Shares or such convertible or exchangeable securities, other than as provided in this Section 15.04. No


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

adjustment shall be made to the Conversion Rate unless such adjustment would require a change of at least 1% in the Conversion Rate then in effect at such time. The Company shall carry forward any adjustments that are less than 1% of the Conversion Rate and make such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1%, within one year of the first such adjustment carried forward, upon a Fundamental Change, upon any call of the notes for redemption or upon maturity.

     (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. The Trustee and Conversion Agent may conclusively rely on the accuracy of the Conversion Rate adjustment provided by the Company. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.06 of this Indenture, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     (l) In any case in which this Section 15.04 provides that an adjustment shall become effective at the close of business on the tenth Trading Day from and including the Trading Day immediately following the date such tender or exchange offer expires pursuant to Section 15.04(e) (the "ADJUSTMENT DETERMINATION DATE"), the Company may elect to defer until the occurrence of the Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Note converted after such Adjustment Determination Date and before the occurrence of such Adjustment Event, the additional cash and, if applicable, Ordinary Shares or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the amounts deliverable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.04. For purposes of this Section 15.04(l), the term "ADJUSTMENT EVENT" shall mean the date a sale or exchange of Ordinary Shares pursuant to such tender or exchange offer is consummated and becomes irrevocable.

     (m) For purposes of this Section 15.04, the number of Ordinary Shares at any time outstanding, means ordinary shares that are outstanding for purposes of


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

Cayman Islands law and, shall include neither Ordinary Shares held in the treasury of the Company nor the Ordinary Shares issued pursuant to the Share Issuance and Repurchase Agreement, but shall include Ordinary Shares issuable in respect of scrip certificates issued in lieu of fractions of Ordinary Shares.

     SECTION 15.05. Ordinary Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued Ordinary Shares or Ordinary Shares held in treasury, sufficient Ordinary Shares to provide for conversion of the Notes from time to time as such Notes are presented for conversion.

     SECTION 15.06. Conversion into ADSs. The Company agrees to deposit with the ADS Custodian a sufficient number of Ordinary Shares to be represented by the ADSs a converting holder is entitled to receive upon conversion. Such Ordinary Shares will be registered in the name of the ADS Depositary or its nominee and deposited in accordance with the terms of the applicable Deposit Agreement.

     Upon delivery to and deposit with the ADS Custodian for the ADS Depositary of the number of Ordinary Shares to be represented by the ADSs issuable upon conversion, and receipt by the ADS Depositary of the applicable issuance fees to be paid by the Company and applicable written acknowledgments, certifications and agreements required by the Deposit Agreement, the Company shall, pursuant to the terms of the Deposit Agreement, use its best effort to cause the ADS Depositary to deliver the ADSs to or to the order of the converting Noteholder.

     The Company agrees to take all such action and obtain all such approvals, including, without limitation, the specific registration with the relevant authority in the Cayman Islands and the PRC, with respect to the conversion of the Notes into Ordinary Shares and the issuance of ADSs representing such Ordinary Shares upon deposit in the ADS facility.

     If the Company's ADS facility maintained with the ADS Depositary is terminated for any reason, the Notes will become convertible into Ordinary Shares, if any in the same manner set forth in Section 15.02. In such case, all references in this Indenture and the Notes to the ADSs will be deemed to refer to the Ordinary Shares, all references to the Last Reported Sale Price of the ADSs will be deemed to refer to the Last Reported Sale Price of the Ordinary Shares, and other appropriate adjustments, including adjustments to the applicable Conversion Rate, will be made to reflect such change. In making such adjustments, where currency translations between U.S. Dollars and any other currency are required, the exchange rate in effect on the date of determination will apply.


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

     SECTION 15.07. Effect of Reclassification, Consolidation, Merger or Sale.

     If any of the following events occur, namely (i) any reclassification or change of the outstanding Ordinary Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person, or (iii) any sale or conveyance of all or substantially all of the property and assets of the Company to any other person, in either case as a result of which holders of Ordinary Shares (including Ordinary Shares represented by ADSs) shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such Ordinary Shares (including Ordinary Shares represented by ADSs) (any such event a "MERGER EVENT"), then:

          (a) the Company or the successor or purchasing person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) permitted under Section 11.01(a) providing for the conversion and settlement of the Notes as set forth in this Indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article and the Trustee may conclusively rely on the determination by the Company of the equivalency of such adjustments. If, in the case of any Merger Event, the Reference Property (as defined below) includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent required by the Board of Directors and practicable the provisions providing for the repurchase rights set forth in Article 16 herein.

     In the event the Company shall execute a supplemental indenture pursuant to this Section 15.06, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will constitute the Reference Property (as defined below) after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Noteholders.


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

          (b) Notwithstanding the provisions of Section 15.02(a) and Section 15.02(b), and subject to the provisions of Section 15.01, at the effective time of such Merger Event, the right to convert each US$1,000 principal amount of Notes will be changed to a right to convert such Note by reference to the kind and amount of cash, securities or other property or assets that a holder of a number of Ordinary Shares (including Ordinary Shares represented by ADSs) equal to the Conversion Rate immediately prior to such transaction would have owned or been entitled to receive (the "REFERENCE PROPERTY") such that from and after the effective time of such transaction, a Noteholder will be entitled thereafter to convert its Notes into the same type (and in the same proportion) of Reference Property, based on the number of ADSs that would have been deliverable upon conversion had such Merger Event not occurred. For purposes of determining the constitution of Reference Property, the type and amount of consideration that a holder of Ordinary Shares (including Ordinary Shares represented by ADSs) would have been entitled to in the case of reclassifications, consolidations, mergers, sales or conveyance of assets or other transactions that cause the Ordinary Shares (including Ordinary Shares represented by ADSs) to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election) will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Ordinary Shares (including Ordinary Shares represented by ADSs) that affirmatively make such an election. The Company shall not become a party to any such transaction unless its terms are consistent with the preceding. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes in accordance with the provisions of Article 15 hereof prior to the effective date.

          (c) The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Noteholder, at his address appearing on the Note register provided for in this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          (d) The above provisions of this Section shall similarly apply to successive Merger Events.

     SECTION 15.08. Certain Covenants.

     (a) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Ordinary Shares issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company


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

may validly and legally issue such Ordinary Shares at such adjusted Conversion Price.

     (b) The Company covenants that all Ordinary Shares issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and changes with respect to the issue thereof.

     (c) The Company covenants that it will use its best efforts to ensure that it maintains a listing for quotation or all ADSs and Ordinary Shares, including the ADSs and Ordinary Shares issued on conversion of the Notes, on the NASDAQ Global Market or any other U.S. national securities exchange or automated quotation system.

     SECTION 15.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Noteholder to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Ordinary Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Ordinary Shares or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

     Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section
15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     SECTION 15.10. Notice to Holders Prior to Certain Actions.

     In case:

          (a) the Company shall declare a dividend (or any other distribution) on its Ordinary Shares that would require an adjustment in the Conversion Rate pursuant to Section 15.04; or

          (b) the Company shall authorize the granting to all or substantially all of the holders of its Ordinary Shares of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants that would require an adjustment in the Conversion Rate pursuant to Section 15.04; or

          (c) of any reclassification of the Ordinary Shares of the Company (other than a subdivision or combination of its outstanding Ordinary Shares, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Noteholder at his address appearing on the Note register, provided for in
Section 2.06 of this Indenture, as promptly as possible but in any event at least twenty days prior to the applicable date specified in clause (x) or (y) below, as the case may be, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Ordinary Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Ordinary Shares of record shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     SECTION 15.11. Ordinary Share Rights Plans. To the extent that the Company has a Ordinary Share rights plan, upon conversion of the Notes, the holders shall receive, in addition to any ADSs, the associated rights issued under


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

the Ordinary Share rights plan unless, prior to conversion, the rights have separated from the Ordinary Shares represented by the ADSs, in which case the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of Ordinary Shares, shares of the Company's Capital Stock, evidences of indebtedness, assets, property, rights or warrants as described under Section 15.02(c), subject to readjustment in the event of the expiration, termination or redemption of such rights. If, and only if, the holders receive rights under such shareholder rights plans as described in the preceding sentence upon conversion of their Notes, then no other adjustment pursuant to this Article 15 shall be made in connection with such Ordinary Share rights plans.

                                   ARTICLE 16
                     PURCHASE OF NOTES AT OPTION OF HOLDERS

     SECTION 16.01. Purchase of Notes at Option of the Holder on Specified
Dates.

     (a) At the option of the holder thereof, Notes shall be purchased by the Company in accordance with the provisions of the Notes on January 15, 2015 (the "PUT RIGHT PURCHASE DATE") at a purchase price per Note equal to 100% of the aggregate principal amount of the Notes being purchased, together with any accrued and unpaid interest up to, but excluding, such Put Right Purchase Date (the "PUT RIGHT PURCHASE PRICE"). However, the Company will, on the Put Right Purchase Date, pay the accrued and unpaid interest to, but excluding, such date to the holder of record at the close of business on the immediately preceding record date. The holder submitting a Note for purchase will not receive this accrued and unpaid interest unless that holder was also the holder of record at the close of business on the immediately preceding record date.

     Purchases of Notes by the Company pursuant to this Section 16.01 shall be made, at the option of the holder thereof, upon:

          (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by the holder of a written notice of purchase (a "PUT RIGHT PURCHASE NOTICE") in the form set forth on the reverse of the Note at any time from the opening of business on the date that is 25 Business Days prior to the applicable Put Right Purchase Date until the close of business on the fifth Business Day prior to such Put Right Purchase Date stating:

               (A) if certificated, the certificate numbers of the Notes to be delivered for repurchase;


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

               (B) the principal amount of the Notes to be repurchased, which must be US$1,000 or an integral multiple thereof, and

               (C) that the Notes are to be repurchased as of the applicable Put Right Purchase Date pursuant to the terms and conditions specified in the Notes and in this Indenture, and

          (ii) delivery of such Note to the Paying Agent at any time after delivery of the applicable Put Right Purchase Notice and prior to the close of business on the Business Day immediately preceding the applicable Put Right Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the holder of the Put Right Purchase Price therefor, which shall be so paid pursuant to this Section 16.01 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Put Right Purchase Notice, as determined by the Company.

     The Company shall purchase from the holder thereof, pursuant to this
Section 16.01, a portion of a Note if the principal amount of such portion is US$1,000 or an integral multiple of US$1,000. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 16.01 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Put Right Purchase Date and the time of delivery of the Note.

     The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Put Right Purchase Notice or written notice of withdrawal thereof in accordance with the provisions of
Section 16.01(d).

     In connection with any purchase by the Company contemplated pursuant to the provisions of this Section 16.01, the Company shall (a) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act; (b) file a Schedule TO or any successor or similar schedule, if required, under the Exchange Act; and (c) otherwise comply with all federal and state securities laws in connection with any offer by the Company to purchase the Notes.

     Any Note that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or


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a written instrument of transfer in form satisfactory to the Company and the
Trustee duly executed by the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

     (b) In connection with any purchase of Notes pursuant to this Section 16.01, the Company shall give written notice of the Put Right Purchase Date to the holders (the "COMPANY PUT RIGHT NOTICE").

     The Company Put Right Notice shall be sent by first-class mail to the Trustee and to each holder (and to each beneficial owner as required by applicable law) not less than 25 Business Days prior to any Put Right Purchase Date (the "COMPANY PUT RIGHT NOTICE DATE"). Each Company Put Right Notice shall include a form of Put Right Purchase Notice to be completed by a Noteholder and shall state:

          (i) the Put Right Purchase Price and the Conversion Price;

          (ii) the name and address of the Paying Agent and the Conversion
     Agent;

          (iii) that Notes as to which a Put Right Purchase Notice has been given may be converted only in accordance with Article 15 hereof if the applicable Put Right Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (iv) that Notes must be surrendered to the Paying Agent to collect payment;

          (v) that the Put Right Purchase Price for any Note as to which a Put Right Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Put Right Purchase Date and the time of surrender of such Note as described in subclause (iv) above;

          (vi) the procedures the holder must follow to exercise rights under this Section and a brief description of those rights;

          (vii) briefly, the conversion rights of the Notes;

          (viii) the procedures for withdrawing a Put Right Purchase Notice (including pursuant to the terms of Section 16.01(d));


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          (ix) that, unless the Company defaults in making payment on Notes for which a Put Right Purchase Notice has been submitted, interest on the Notes in respect of which a Put Right Purchase Notice has been delivered and not withdrawn will cease to accrue on the Put Right Purchase Date; and

          (x) the CUSIP number of the Notes.

     If any of the Notes are to be redeemed in the form of a Global Note, the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

     At the Company's written request, the Trustee shall give such Company Put Right Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Put Right Notice shall be prepared by the Company.

     (c) Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of the Put Right Purchase Notice specified in Section 16.01(a), the holder of the Note in respect of which such Put Right Purchase Notice was given shall (unless such Put Right Purchase Notice is withdrawn as specified in Section 16.01(d)) thereafter be entitled to receive solely the Put Right Purchase Price with respect to such Note. Such Put Right Purchase Price shall be paid to such holder, subject to receipt of funds by the Paying Agent, promptly following the later of (x) the Put Right Purchase Date with respect to such Note (provided the conditions in Section 16.01(a) have been satisfied) and (y) the time of delivery of such Note to the Paying Agent by the holder thereof in the manner required by Section 16.01(a). Notes in respect of which a Put Right Purchase Notice has been given by the holder thereof may not be converted pursuant to Article 15 hereof on or after the date of the delivery of such Put Right Purchase Notice, unless such Put Right Purchase Notice has first been validly withdrawn as specified in Section 16.01(d).

     (d) A Put Right Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Put Right Purchase Notice at any time prior to the close of business on the Business Day prior to the Put Right Purchase Date specifying:

          (i) if certificated Notes have been issued, the certificate numbers of the withdrawn Notes,

          (ii) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, and


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          (iii) the principal amount, if any, of such Notes that remains subject to the original Put Right Purchase Notice, which portion must be in principal amounts of US$1,000 or an integral multiple of US$1,000;

provided, however, that if the Notes are not in certificated form, the notice must comply with appropriate procedures of the Depositary.

     A written notice of withdrawal of a Put Right Purchase Notice shall be in the form set forth in the preceding paragraph.

     Upon receipt of a written notice of withdrawal, the Paying Agent shall promptly return to the holders thereof any Notes in respect of which a Put Right Purchase Notice has been withdrawn in accordance with the provisions of Section 16.01(e).

     (e) There shall be no purchase of any Notes pursuant to this Section 16.01 if there has occurred (prior to, on or after, as the case may be, the giving, by the holders of such Notes, of the required Put Right Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Put Right Purchase Price with respect to such Notes). The Paying Agent will promptly return to the respective holders thereof any Notes held by it during the continuance of an Event of Default (other than a default in the payment of the Put Right Purchase Price with respect to such Notes), in which case, upon such return, the Put Right Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     (f) Prior to 11:00 a.m. (local time in The City of New York) on the Business Day following the Put Right Purchase Date, the Company shall deposit with the Trustee (or other Paying Agent appointed by the Company or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.05) an amount (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Put Right Purchase Price of all the Notes or portions thereof which are to be purchased as of the Put Right Purchase Date. The manner in which the deposit required by this
Section 16.01(f) is made by the Company shall be at the option of the Company; provided that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Business Day following the Put Right Purchase Date.

     If the Trustee (or other Paying Agent appointed by the Company) holds, in accordance with the terms hereof, money sufficient to pay the Put Right Purchase Price of any Note on the Business Day after the Put Right Purchase Date, then on and after the Put Right Purchase Date, (i) such Note will cease to be outstanding, (ii) interest will cease to accrue (whether or not book-entry transfer of the Notes is


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made or whether or not the Notes are delivered to the Transfer or Paying Agent)
and (iii) all the rights of the holder in respect thereof shall terminate (other than the right to receive the Put Right Purchase Price upon delivery of the Notes).

     To the extent that the aggregate amount of cash deposited by the Company pursuant to this Section 16.01(f) exceeds the aggregate Put Right Purchase Price of the Notes or portions thereof that the Company is obligated to purchase, then promptly after the Put Right Purchase Date the Trustee or a Paying Agent, as the case may be, shall return any such excess cash to the Company.

     SECTION 16.02. Purchase at Option of Holders Upon a Fundamental Change.

     (a) If a Fundamental Change occurs at any time, then each Noteholder shall have the right, at such holder's option, to require the Company to purchase all of such holder's Notes or any portion thereof that is a multiple of US$1,000 principal amount, for cash on the date (the "FUNDAMENTAL CHANGE PURCHASE DATE") specified by the Company that is not less than twenty (20) Business Days and not more than thirty-five (35) Business Days after the date of the Fundamental Change Company Notice (as defined below) at a purchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon to, but excluding, the Fundamental Change Purchase Date (the "FUNDAMENTAL CHANGE PURCHASE PRICE"). However, if the Fundamental Change Purchase Date occurs after a record date and on or prior to the corresponding Interest Payment Date, the Company will pay the full amount of accrued and unpaid interest due on such Interest Payment Date to the record holder on the record date corresponding to such Interest Payment Date, and the Fundamental Change Purchase Price payable to the holder who presents the note for purchase will be 100% of the principal amount of such note and will not include any accrued and unpaid interest.

     Repurchases of Notes under this Section 16.02 shall be made, at the option of the holder thereof, upon:

          (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (the "FUNDAMENTAL CHANGE PURCHASE NOTICE") in the form set forth on the reverse of the Note by the close of business on or before the fifth Business Day prior to the Fundamental Change Purchase Date; and

          (ii) delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Fundamental Change Purchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or


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     other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery being a condition to receipt by the holder of the Fundamental Change Purchase Price therefor; provided that such Fundamental Change Purchase Price shall be so paid pursuant to this Section 16.02 only if the Note so delivered to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Purchase Notice.

     The Fundamental Change Purchase Notice shall state:

               (A) if certificated, the certificate numbers of Notes to be delivered for purchase;

               (B) the principal amount of Notes to be purchased, which must be US$1,000 or an integral multiple thereof; and

               (C) that the Notes are to be purchased by the Company pursuant to the applicable provisions of the Notes and this Indenture.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 16.02 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Fundamental Change Purchase Date and the time of delivery of the Note.

     The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written notice of withdrawal thereof in accordance with the provisions of Section 16.02(c).

     In connection with any purchase by the Company contemplated pursuant to the provisions of this Section 16.02, the Company shall (a) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act; (b) file a Schedule TO or any successor or similar schedule, if required, under the Exchange Act; and (c) otherwise comply with all federal and state securities laws in connection with any offer by the Company to purchase the Notes.

     Any Note that is to be purchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the holder of such Note without service charge, a


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new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unpurchased portion of the principal of the Note so surrendered.

     (b) On or before the twentieth Business Day after we know or reasonably should know of the occurrence of a Fundamental Change, the Company shall provide to all holders of record of the Notes and the Trustee and Paying Agent a notice (the "FUNDAMENTAL CHANGE COMPANY NOTICE") of the occurrence of such Fundamental Change and of the purchase right at the option of the holders arising as a result thereof. Such mailing shall be by first class mail. Simultaneously with providing such Fundamental Change Company Notice, the Company shall publish a notice containing the information included therein once in a newspaper of general circulation in The City of New York or publish such information on the Company's website or through such other public medium as the Company may use at such time.

     Each Fundamental Change Company Notice shall specify:

          (i) the events causing the Fundamental Change;

          (ii) the date of the Fundamental Change;

          (iii) the Fundamental Change Purchase Date and the last date on which a holder may exercise the purchase right;

          (iv) the Fundamental Change Purchase Price;

          (v) the name and address of the Paying Agent and the Conversion Agent;

          (vi) the applicable Conversion Rate and any adjustments to the applicable Conversion Rate (including the number of Additional ADSs, if any);

          (vii) that the Notes with respect to which a Fundamental Change Purchase Notice has been delivered by a holder may be converted only if the holder withdraws the Fundamental Change Purchase Notice in accordance with the terms of this Indenture;

          (viii) that the holder must exercise the purchase right on or prior to the close of business on the fifth Business Day prior to the Fundamental Change Purchase Date (the "FUNDAMENTAL CHANGE EXPIRATION TIME");


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          (ix) that the holder shall have the right to withdraw any Notes surrendered prior to the close of business on the Business Day prior to the Fundamental Change Expiration Time; and

          (x) the procedures that holders must follow to require the Company to purchase their Notes.

     No failure of the Company to give the foregoing notices and no defect therein shall limit the Noteholders' purchase rights or affect the validity of the proceedings for the purchase of the Notes pursuant to this Section 16.02.

     (c) A Fundamental Change Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the Paying Agent in accordance with the Fundamental Change Company Notice at any time prior to the close of business on the Business Day prior to the Fundamental Change Purchase Date, specifying:

          (i) if certificated Notes have been issued, the certificate numbers of the withdrawn Notes,

          (ii) the principal amount of the Note with respect to which such notice of withdrawal is being submitted, and

          (iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Purchase Notice, which portion must be in principal amounts of US$1,000 or an integral multiple of US$1,000;

provided, however, that if the Notes are not in certificated form, the notice must comply with appropriate procedures of the Depositary.

     (d) On or prior to 11:00 a.m. (local time in The City of New York) on the second Business Day following the Fundamental Change Purchase Date, the Company will deposit with the Trustee (or other Paying Agent appointed by the Company or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.05) an amount of cash sufficient to purchase on the Fundamental Change Purchase Date all of the Notes to be purchased on such date at the Fundamental Change Purchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for purchase (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly after the later of (x) the Fundamental Change Purchase Date with respect to such Note (provided the holder has satisfied the conditions to the payment of the Fundamental Change Purchase Price in Section 16.02), and (y) the


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time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by Section 16.02 by mailing checks for the amount payable to the holders of such Notes entitled thereto as they shall appear in the Note register, provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Purchase Price.

     (e) If the Trustee (or other Paying Agent appointed by the Company) holds money or securities sufficient to pay the Fundamental Change Purchase Price of any Note on the Business Day following the Fundamental Change Purchase Date, then on and after the Fundamental Change Purchase Date (i) such Notes will cease to be outstanding, (ii) interest (including Additional Interest) will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent), and (iii) all other rights of the holders of such Notes will terminate (other than the right to receive the Fundamental Change Purchase Price upon delivery of the Notes).

     (f) There shall be no purchase of any Notes pursuant to this Section 16.02 if there has occurred (prior to, on or after, as the case may be, the giving, by the holders of such Notes, of the required Fundamental Change Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Fundamental Change Purchase Price with respect to such Notes). The Paying Agent will promptly return to the respective holders thereof any Notes held by it during the continuance of an Event of Default (other than a default in the payment of the Fundamental Change Purchase Price with respect to such Notes), in which case, upon such return, the Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

     SECTION 17.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     SECTION 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or


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officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 17.03. Addresses for Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to 666 Linyang Road, Qidong, Jiangsu Province 226200, People's Republic of China. Any notice, direction, request or demand hereunder to or upon the Trustee and Principal Paying Agent shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, with a copy to:

     The Bank of New York

     Level 12
     Three Pacific Place
     1 Queen's Road East
     Hong Kong
     Attention: Global Corporate Trust

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 17.04. Governing Law. THIS INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND TO BE PERFORMED THEREIN.


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     SECTION 17.05. Submission to Jurisdiction; Waiver of Immunity. Each of the
parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or U.S. federal court sitting in the Borough of Manhattan in The City of New York with respect to actions brought against it as a defendant in respect of any suit, action or proceeding or arbitral award arising out of or relating to this Indenture or the Notes or any transaction contemplated hereby or thereby (a "PROCEEDING"), and irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably waives, to the fullest extent it may do so under applicable law, trial by jury and any objection which it may now or hereafter have to the laying of the venue of any such Proceeding brought in any such court and any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum. The Company irrevocably appoints CT Corporation System (the "PROCESS AGENT"), with an office at 111 Eighth Avenue, New York, New York 10011, as its authorized agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any Proceeding. If for any reason such Person shall cease to be such agent for service of process, the Company shall forthwith appoint a new agent of recognized standing for service of process in the State of New York and deliver to the Trustee a copy of the new agent's acceptance of that appointment within 30 days. Nothing herein shall affect the right of the Trustee, any agent or any holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other court of competent jurisdiction.

     The Company hereby irrevocably appoints the Process Agent as its agent to receive, on behalf of itself and its property, service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding brought in such New York state or U.S. federal court sitting in the Borough of Manhattan in The City of New York. Such service shall be made by delivering by hand a copy of such process to the Company in care of the Process Agent at the address specified above. The Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Failure of the Process Agent to give notice to the Company, or failure of the Company to receive notice of such service of process shall not affect in any way the validity of such service on the Process Agent or the Company. As an alternative method of service, the Company also irrevocably consents to the service of any and all process in any such Proceeding by the delivery by hand of copies of such process to the Company, at its address specified in or at any other address previously furnished in writing by the Company to the Trustee. The Company covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent above in full force and


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effect during the term of the Notes, and to cause the Process Agent to continue to act as such.

     Nothing in this shall affect the right of any party, including the Trustee, any Agent or any holder, to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other competent jurisdictions.

     The Company irrevocably agrees that, in any proceedings anywhere (whether for an injunction, specific performance or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, except to the extent required by applicable law, any such immunity being irrevocably waived, to the fullest extent permitted by applicable law. The Company irrevocably agrees that, where permitted by applicable law, it and its assets are, and shall be, subject to such proceedings, attachment or execution in respect of its obligations under this Indenture or the Notes.

     SECTION 17.06. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 17.07. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Fundamental Change Purchase Date, Put Right Purchase Date, Conversion Date or Maturity Date will not be a Business Day,


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then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue for the period from and after such date to the next succeeding Business Day.

     SECTION 17.08. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

     SECTION 17.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note Registrar and their successors hereunder, the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 17.10. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 17.11. Authenticating Agent. The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.05, Section 2.06, Section 2.08 and Section 2.09, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.09.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.


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     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Noteholders as the names and addresses of such holders appear on the Note register.

     The Company agrees to pay to the authenticating agent from time to time compensation for its services although the Company may terminate the authenticating agent, if it determines such agent's fees to be unreasonable.

     The provisions of Section 8.02, Section 8.03, Section 8.04, Section 9.03 and this Section 17.11 shall be applicable to any authenticating agent.

     SECTION 17.12. Currency Indemnity. U.S. Dollars are the sole currency of account and payment for all sums payable by the Company under or in connection with the Notes, including damages. Any amount received or recovered in a currency other than U.S. Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company or otherwise) by any holder of a Note in respect of any sum expressed to be due to it from the Company shall only constitute a discharge to the Company to the extent of the U.S. Dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. Dollar amount is less than the U.S. Dollar amount expressed to be due to the recipient under any Note, the Company shall indemnify such holder against any loss sustained by it as a result, and if the amount of U.S. Dollars so purchased is greater than the sum originally due to such holder, such holder shall, by accepting a Note, be deemed to have agreed to repay such excess. In any event, the Company shall indemnify the recipient against the cost of making any such purchase.

     For the purposes of this Section 17.12, it shall be sufficient for the holder of a Note to certify in a satisfactory manner (indicating the sources of information used) that it would have suffered a loss had an actual purchase of U.S. Dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of U.S. Dollars on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). These indemnities constitute a separate and independent obligation from the other obligations of the Company, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any holder of a Note and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Note.

     SECTION 17.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 17.14. Qualification of Indenture. The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees and expenses for the Company, the Trustee and the holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Notes and the printing of this Indenture and the Notes.

     SECTION 17.15. Calculations. Except as otherwise provided herein, the Company will be responsible for making all calculations called for under this Indenture and the Notes. The Company will make all such calculations in good faith and, absent manifest error, its calculations will be final and binding on holders. The Company upon request will provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company's calculations without independent verification. The Trustee will deliver a copy of such schedule to any holder upon the written request of such holder.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                        SOLORFUN POWER HOLDINGS CO., LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK
                                           as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK
                                           as Principal Paying Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NEW YORK
                                           as Conversion Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                                              SCHEDULE A

                                                                   ADS Price (US$)
                  ----------------------------------------------------------------------------------------------------------------
                   15.00    20.00    25.00   30.00   35.00   40.00   45.00   50.00   55.00   65.00   75.00  100.00  125.00  150.00
                  -------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Effective Date
January 29, 2008  14.3791  10.9870  7.6336  5.6470  4.3618  3.4753  2.8355  2.3544  1.9836  1.4550  1.1031  0.6114  0.3832  0.2739
January 15, 2009  14.3791  10.5135  7.1823  5.2496  4.0210  3.1864  2.5905  2.1463  1.8062  1.3245  1.0057  0.5624  0.3581  0.2614
January 15, 2010  14.3791   9.9154  6.6188  4.7593  3.6067  2.8385  2.2982  1.8994  1.5972  1.1725  0.8932  0.5068  0.3301  0.2481
January 15, 2011  14.3791   9.2662  5.9852  4.2068  3.1399  2.4504  1.9752  1.6300  1.3715  1.0118  0.7766  0.4515  0.3033  0.2358
January 15, 2012  14.3791   8.5262  5.2392  3.5552  2.5981  2.0044  1.6107  1.3304  1.1241  0.8401  0.6548  0.3966  0.2782  0.2252
January 15, 2013  14.3791   7.5763  4.2751  2.7327  1.9317  1.4735  1.1861  0.9884  0.8464  0.6521  0.5239  0.3401  0.2538  0.2159
January 15, 2014  14.3791   6.2044  2.9219  1.6469  1.1045  0.8448  0.7029  0.6075  0.5408  0.4465  0.3806  0.2797  0.2299  0.2086
January 15, 2015  14.3791   4.3171  0.2074  0.2074  0.2071  0.2062  0.2077  0.2075  0.2077  0.2056  0.2056  0.2056  0.2056  0.2056
January 15, 2016  14.3791   4.4243  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000
January 15, 2017  14.3791   4.1502  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000
January 15, 2018  14.3791   0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000

                                                                       EXHIBIT A

                             [FORM OF FACE OF NOTE]

     [Include only for Global Notes]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS OF THE NOTE ATTACHED HERETO.]

     [Include only for Notes in certificated form]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [Include only for Definitive Notes]

     [THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD NO NOTES.]

     [Include only for Notes that are Restricted Securities]

     [THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

     (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

     (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY:

     (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

     (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

     (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT.

     (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN OFFSHORE TRANSACTIONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT; OR (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) or
(2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE ARE SUBJECT TO THE DEPOSIT AGREEMENT (AS SUPPLEMENTED) DATED DECEMBER 19, 2006 BETWEEN THE COMPANY AND THE BANK OF NEW YORK, AS DEPOSITARY. IN CERTAIN CIRCUMSTANCES, THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE WILL BE ISSUED AND DELIVERED IN THE FORM OF RESTRICTED AMERICAN DEPOSITARY SHARES AND WILL BE SUBJECT TO TRANSFER RESTRICTIONS AS AGREED TO BETWEEN THE DEPOSITARY AND THE COMPANY;

     IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE NOTES, THE AMERICAN DEPOSITARY SHARES ISSUABLE UPON CONVERSION OF THE NOTE OR THE ORDINARY SHARES REPRESENTED BY THE AMERICAN DEPOSITARY SHARES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.]

     [Include only for ADSs that are Restricted Securities]

     [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER; (B) UNDER A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); OR
(D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

                        SOLARFUN POWER HOLDINGS CO., LTD.
                     3.5% Convertible Senior Notes due 2018

No.___________                                                    US$___________

CUSIP No 83415U AA6

     SOLARFUN POWER HOLDINGS CO., LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of 172,500,000 U.S. Dollars or such other principal amount as shall be set forth on the Schedule I hereto on January 15, 2018.

     This Note shall bear interest at the rate of 3.5% per year from January 29, 2008, or from the most recent date to which interest had been paid or provided. Interest is payable semi-annually in arrears on each January 15 and July 15, commencing July 15, 2008, to holders of record at the close of business on the preceding January 1 and July 1, respectively. Interest payable on each Interest Payment Date shall equal the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including January 29,2008 if no interest has been paid hereon) to but excluding such Interest Payment Date.

     The payment of the principal of, premium, if any, and accrued and unpaid interest on the Notes will be exclusively in such coin or currency of the United States as at the time of payment will be legal tender for the payment of public and private debts. The Company shall, through the Principal Paying Agent, pay the principal of the Notes at the office or agency designated by the Company in the Borough of Manhattan, The City of New York. Each installment of accrued and unpaid interest on the Notes due on any Interest Payment Date may be paid by mailing checks for the amount payable to or upon the written order of the Noteholders entitled thereto as they shall appear on the registry books of the Company, provided that, with respect to any Noteholder with an aggregate principal amount in excess of US$5,000,000, at the application of such holder in writing to the Note Registrar not later than the relevant record date and accrued and unpaid interest on such holder's Notes shall be paid by wire transfer in immediately available funds to such holder's account in the United States supplied by such holder from time to time to the Trustee and Paying Agent (if different from Trustee); provided further that payments in respect of a Global Note shall be paid by wire transfer in immediately available funds to the accounts specified by the Depositary in accordance with such wire transfer instructions and other procedures provided by the Depositary from time to time.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into ADSs or cash and ADS, if any, of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed therein.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                        SOLARFUN POWER HOLDINGS CO., LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
THE BANK OF NEW YORK, as Trustee,
certifies that this is one of the Notes
described in the within-named Indenture.


By:
    ------------------------------------
Name:
Title:

                            [FORM OF REVERSE OF NOTE]

                        SOLARFUN POWER HOLDINGS CO., LTD.
                     3.5% Convertible Senior Notes due 2018

     This Note is one of a duly authorized issue of Notes of the Company, designated as its 3.5% Convertible Senior Notes due 2018 (herein called the "Notes"), issued under and pursuant to an Indenture dated as of January 29, 2008 (herein called the "Indenture"), among the Company, The Bank of New York, as Trustee (herein called the "Trustee") and as principal Paying Agent (herein called the "Principal Paying Agent"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Principal Paying Agent, the Company and the holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     Subject to the terms and conditions of the Indenture, the Notes may be redeemed at the election of the Company, in whole or in part, at any time on or after January 20, 2015 at a price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest up to, but excluding, the Redemption Date. Any such redemption shall be upon at least 30 days and no more than 60 days notice to holders of the Notes.

     Subject to the terms and conditions of the Indenture, Additional Amounts will be paid in connection with any payments in respect of the Notes so that the net amount a holder receives after applicable withholding tax will equal the amount that the holder would have received if no withholding tax had been applicable in certain circumstances.

     Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Purchase Price, the Put Right Purchase Price and the principal amount on the Maturity Date, as the case may be, to the holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note.

     The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the holders of the Notes, and in other circumstances, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall make any of the changes set forth in Section 11.02 of the Indenture, without the consent of each holder of an outstanding Note affected thereby. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except as provided in the Indenture. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and accrued and unpaid interest on this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

     The Notes are issuable in registered form without coupons in denominations of US$1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     The Notes are not subject to redemption through the operation of any sinking fund.

     Upon the occurrence of a Fundamental Change, the holder has the right, at such holder's option, to require the Company to repurchase all of such holder's Notes or any portion thereof (in principal amounts of US$1,000 or integral multiples thereof) on the Fundamental Change Purchase Date at a price equal to 100% of the principal amount of the Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest, to but excluding the Fundamental Change Purchase Date. The Company or, at the written request of the Company, the Trustee shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the twentieth day after the Company knows or reasonably should know of the occurrence of any Fundamental Change.

     On January 15, 2015, the holder has the right, at such holder's option, to require the Company to repurchase all of such holder's Notes or any portion thereof (in principal amounts of US$1,000 or integral multiples thereof) at a price equal to 100% of the principal amount of the Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest, to but excluding the Put Right Purchase Date. Holders shall submit their Notes for repurchase to the Paying Agent at any time from the opening of business on the date that is 25 Business Days prior to the applicable Put Right Purchase Date until the close of business on the fifth Business Day prior to the Put Right Purchase Date.

     Subject to the provisions of the Indenture, the holder hereof has the right, at its option, prior to the close of business on the Business Day immediately preceding the Maturity Date, to convert any Notes or portion thereof which is US$1,000 or an integral multiple thereof, into cash and, if applicable, ADSs, in each case at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a Conversion Notice, a form of which is attached to the Note, as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office, and, unless the ADSs issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The initial Conversion Rate shall be 52.2876 ADS for each US$1,000 principal amount of Notes. No fractional ADSs will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a ADS which would otherwise be issuable upon the surrender of any Note or Notes for conversion. No adjustment shall be made for dividends or any ADSs issued upon conversion of such Note except as provided in the Indenture.

     Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessments or other governmental charge imposed in connection therewith.

     The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor any other Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

     No recourse for the payment of the principal of, or any premium, or accrued and unpaid interest on, this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Terms used in this Note and defined in the Indenture are used herein as therein defined.

     Customary abbreviations may be used in the name of a holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform gift to Minors Act).

                           [FORM OF CONVERSION NOTICE]

To: SOLARFUN POWER HOLDINGS CO., LTD.

c/o: THE BANK OF NEW YORK
101 Barclay Street, 4 East
New York, NY 10286
U.S.A.
Facsimile No.: (212) 815-5802 or (212) 815-5803
Attention: Global Corporate Trust

With a copy to:
THE BANK OF NEW YORK
12/F Three Pacific Place
1 Queen's Road East
Hong Kong
Facsimile No.: (852) 2295-3283
Attention: Global Corporate Trust

     The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (which is US$1,000 principal amount or an integral multiple thereof) below designated, into cash and ADSs, if any, in accordance with the terms of the Indenture referred to in this Note, and directs that the ADSs issuable and deliverable upon such conversion, if any, together with any check in payment of the cash in respect of the remaining Conversion Obligation (as defined in the Indenture) and for fractional ADSs and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If ADSs or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:
       -------------


                                        ----------------------------------------
                                        Signature(s)


-------------------------------------
Signature Guarantee

Signature(s) must be guaranteed by an
eligible Guarantor Institution
(banks, stock brokers, savings and
loan associations and credit unions)
with membership in an approved
signature guarantee medallion program
pursuant to Rule 17Ad-15 under the
Securities Exchange Act of 1934, as
amended, if ADSs are to be issued, or
Notes to be delivered, other than to
and in the name of the registered
holder.

Fill in for registration of ADSs if
to be issued, and Notes if to be
delivered, other than to and in the
name of the registered holder:


-------------------------------------
(Name)

-------------------------------------
(Street Address)

-------------------------------------
(City, State and Zip Code)
Please print name and address


                                        Principal amount to be converted
                                        (if less than all):  US$______,000

                                        ----------------------------------------
                                        Social Security or Other Taxpayer
                                        Identification Number

     CUSIP number of Securities:

1. I/We hereby declare that any applicable condition to conversion of the Securities, if any, has been complied with by me/us.

2. I/We hereby declare that all stamp, issue, registration or similar taxes and duties payable on conversion, issue or delivery of ADSs of any other property or cash have been paid.

                       [FORM OF PUT RIGHT PURCHASE NOTICE]

To: SOLARFUN POWER HOLDINGS CO., LTD.

c/o: THE BANK OF NEW YORK
101 Barclay Street, 4 East
New York, NY 10286
U.S.A.
Facsimile No.: (212) 815-5802 or (212) 815-5803
Attention: Global Corporate Trust

With a copy to:
THE BANK OF NEW YORK
12/F Three Pacific Place
1 Queen's Road East
Hong Kong
Facsimile No.: (852) 2295-3283
Attention: Global Corporate Trust

The undersigned hereby requests and instructs the Company to repay the entire principal amount of this Note, or a portion hereof (which is US$1,000 principal amount or an integral multiple thereof) below designated, on [______], ____ in accordance with the terms of the Indenture referred to in this Note at the Put Right Purchase Price, to the registered holder hereof.

Dated:
       ------------


                                        ----------------------------------------
                                        Signature(s)

                                        ----------------------------------------
                                        Social Security or Other Taxpayer
                                        Identification Number Principal amount
                                        to be repaid (if less than all):
                                        US$____,000 NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):
Principal amount to be repurchased (if less than all):

                  [FORM OF FUNDAMENTAL CHANGE PURCHASE NOTICE]

To: SOLARFUN POWER HOLDINGS CO., LTD.

c/o: THE BANK OF NEW YORK
101 Barclay Street, 4 East
New York, NY 10286
U.S.A.
Facsimile No.: (212) 815-5802 or (212) 815-5803
Attention: Global Corporate Trust

With a copy to:
THE BANK OF NEW YORK
12/F Three Pacific Place
1 Queen's Road East
Hong Kong
Facsimile No.: (852) 2295-3283
Attention: Global Corporate Trust

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from SOLARFUN POWER HOLDINGS CO., LTD. (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is US$1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, to the registered holder hereof.

Dated:
       -------------


                                        ----------------------------------------
                                        Signature(s)

                                        ----------------------------------------
                                        Social Security or Other Taxpayer
                                        Identification Number Principal amount
                                        to be repaid (if less than all):
                                        US$____,000 NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Note Certificate Number (if applicable):

             Principal amount to be repurchased (if less than all):

                        [FORM OF CERTIFICATE OF TRANSFER]

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:
                    I or we assign and transfer this Note to

             _______________________________________________________
              (Print or type assignee's name, address and zip code)

               ___________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. No.)

     and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________


Date:                                   Your Signature:
      ---------------------                             ------------------------


Signature Guarantee:
                     -----------------------------------------------------------
                     (Signature must be guaranteed)


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being:

                              CHECK ONE BOX BELOW:

[ ] 1 acquired for the undersigned's own account, or an account with respect to which the undersigned exercises sole investment discretion, without transfer; or

[ ] 2   transferred to the Company; or

[ ] 3 transferred pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or

[ ] 4 transferred pursuant to and in compliance with Rule 144A under the Securities Act; or

[ ] 5 transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Notes, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.


                                        ----------------------------------------
                                        Signature:


Signature Guarantee:


-------------------------------------   ----------------------------------------
(Signature must be guaranteed)          Signature:

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 under the Exchange Act.

TO BE COMPLETED BY PURCHASER IF (1) OR (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

_________________________
Dated:

                                                                      SCHEDULE I

                        SOLARFUN POWER HOLDINGS CO., LTD.
                     3.5% Convertible Senior Notes Due 2018

No. ________

                    NOTATION
                   EXPLAINING    AUTHORIZED
                    PRINCIPAL   SIGNATURE OF
       PRINCIPAL     AMOUNT      TRUSTEE OR
DATE     AMOUNT     RECORDED      CUSTODIAN
----   ---------   ----------   ------------
